                                                                   EXHIBIT 10.11

                            SENSYS TECHNOLOGIES INC.
                           401(K) PROFIT SHARING PLAN











                             EFFECTIVE JUNE 9, 1998
                 INCLUDING AMENDMENTS THROUGH SEPTEMBER 30, 1998

                                TABLE OF CONTENTS

                                    ARTICLE I
                                   DEFINITIONS

                                   ARTICLE II
                          TOP HEAVY AND ADMINISTRATION

2.1     TOP HEAVY PLAN REQUIREMENTS.........................................................11
2.2     DETERMINATION OF TOP HEAVY STATUS...................................................11
2.3     POWERS AND RESPONSIBILITIES OF THE EMPLOYER.........................................14
2.4     DESIGNATION OF ADMINISTRATIVE AUTHORITY.............................................14
2.5     ALLOCATION AND DELEGATION OF RESPONSIBILITIES.......................................14
2.6     POWERS AND DUTIES OF THE ADMINISTRATOR..............................................15
2.7     RECORDS AND REPORTS.................................................................16
2.8     APPOINTMENT OF ADVISERS.............................................................16
2.9     INFORMATION FROM EMPLOYER...........................................................16
2.10    PAYMENT OF EXPENSES.................................................................16
2.11    MAJORITY ACTIONS....................................................................16
2.12    CLAIMS PROCEDURE....................................................................17
2.13    CLAIMS REVIEW PROCEDURE.............................................................17

                                   ARTICLE III
                                   ELIGIBILITY

3.1     CONDITIONS OF ELIGIBILITY...........................................................18
3.2     TERMINATION OF ELIGIBILITY..........................................................18
3.3     OMISSION OF ELIGIBLE EMPLOYEE.......................................................18
3.4     INCLUSION OF INELIGIBLE EMPLOYEE....................................................18
3.5     APPLICATION PROCEDURE...............................................................19

                                   ARTICLE IV
                           CONTRIBUTION AND ALLOCATION

4.1     EMPLOYER'S CONTRIBUTIONS........................................................... 20
4.2     FORM AND TIME OF PAYMENT OF EMPLOYER'S CONTRIBUTION.................................20
4.3     PROFIT SHARING CONTRIBUTION.........................................................20
4.4     MATCHING CONTRIBUTION...............................................................20
4.5     401(K) CONTRIBUTIONS................................................................21
4.6     CHANGE IN 401(K) CONTRIBUTIONS .....................................................21
4.7     LIMITATIONS WITH RESPECT TO 401(K) CONTRIBUTIONS ...................................21
4.8     CONTRIBUTION PERCENTAGE LIMITATION WITH RESPECT TO MATCHING CONTRIBUTIONS ..........24
4.9     MAINTENANCE OF ACCOUNTS.............................................................27

4.10    ALLOCATION OF PROFIT SHARING CONTRIBUTIONS, FORFEITURES AND EARNINGS................28
4.11    MAXIMUM ANNUAL ADDITIONS............................................................28
4.12    ADJUSTMENT FOR EXCESSIVE ANNUAL ADDITIONS...........................................30
4.13    ROLLOVER CONTRIBUTIONS..............................................................30
4.14    QUALIFIED MILITARY SERVICE .........................................................31





                                    ARTICLE V
                          FUNDING AND INVESTMENT POLICY

5.1     INVESTMENT POLICY...................................................................32
5.2     PARTICIPANT DIRECTED INVESTMENTS ...................................................32

                                   ARTICLE VI
                                   VALUATIONS

6.1     VALUATION OF THE TRUST FUND.........................................................34
6.2     METHOD OF VALUATION.................................................................34

                                   ARTICLE VII
                   DETERMINATION AND DISTRIBUTION OF BENEFITS

7.1     DETERMINATION OF BENEFITS UPON RETIREMENT...........................................35
7.2     DETERMINATION OF BENEFITS UPON DEATH................................................35
7.3     DETERMINATION OF BENEFITS IN EVENT OF DISABILITY....................................36
7.4     DETERMINATION OF BENEFITS UPON TERMINATION..........................................36
7.5     DISTRIBUTION OF BENEFITS............................................................39
7.6     HOW PLAN BENEFIT WILL BE DISTRIBUTED................................................42
7.7     DISTRIBUTION FOR MINOR BENEFICIARY..................................................42
7.8     LOCATION OF PARTICIPANT OR BENEFICIARY UNKNOWN......................................43
7.9     NONTERMINABLE PROTECTIONS AND RIGHTS................................................43
7.10    QUALIFIED DOMESTIC RELATIONS ORDER DISTRIBUTION.....................................43
7.11    DIRECT ROLLOVER.....................................................................43
7.12    LOANS...............................................................................44
7.13    HARDSHIP DISTRIBUTIONS..............................................................46
7.17    LIMITATIONS ON 401(K) CONTRIBUTION ACCOUNT DISTRIBUTIONS............................47

                                  ARTICLE VIII
                                     TRUSTEE

8.1     BASIC RESPONSIBILITIES OF THE TRUSTEE...............................................49
8.2     INVESTMENT POWERS AND DUTIES OF THE TRUSTEE.........................................49
8.3     OTHER POWERS OF THE TRUSTEE.........................................................50
8.4     VOTING COMPANY STOCK................................................................52
8.5     DUTIES OF THE TRUSTEE REGARDING PAYMENTS............................................52

8.6     TRUSTEE'S COMPENSATION AND EXPENSES AND TAXES.......................................53
8.7     ANNUAL REPORT OF THE TRUSTEE........................................................53
8.8     AUDIT...............................................................................53
8.9     RESIGNATION, REMOVAL AND SUCCESSION OF TRUSTEE......................................54

                                   ARTICLE IX
                       AMENDMENT, TERMINATION AND MERGERS

9.1     AMENDMENT...........................................................................56
9.2     TERMINATION.........................................................................56
9.3     MERGER OR CONSOLIDATION.............................................................57


                                    ARTICLE X
                                  MISCELLANEOUS

10.1    PARTICIPANT'S RIGHTS................................................................58
10.2    ALIENATION..........................................................................58
10.3    CONSTRUCTION OF PLAN................................................................58
10.4    GENDER AND NUMBER...................................................................58
10.5    LEGAL ACTION........................................................................59
10.6    PROHIBITION AGAINST DIVERSION OF FUNDS..............................................59
10.7    BONDING.............................................................................59
10.8    EMPLOYER'S AND TRUSTEE'S PROTECTIVE CLAUSE..........................................60
10.9    INSURER'S PROTECTIVE CLAUSE.........................................................60
10.10   RECEIPT AND RELEASE FOR PAYMENTS....................................................60
10.11   ACTION BY THE EMPLOYER..............................................................60
10.12   NAMED FIDUCIARIES AND ALLOCATION OF RESPONSIBILITY..................................60
10.13   HEADINGS............................................................................61
10.14   UNIFORMITY..........................................................................61

                                   ARTICLE XI
                             PARTICIPATING EMPLOYERS

11.1    ADOPTION BY OTHER EMPLOYERS.........................................................62
11.2    REQUIREMENTS OF PARTICIPATING EMPLOYERS.............................................62
11.3    DESIGNATION OF AGENT................................................................62
11.4    EMPLOYEE TRANSFERS..................................................................63
11.5    PARTICIPATING EMPLOYER'S CONTRIBUTION...............................................63
11.6    AMENDMENT...........................................................................63
11.7    DISCONTINUANCE OF PARTICIPATION.....................................................63
11.8    ADMINISTRATOR'S AUTHORITY...........................................................63

                            SENSYS TECHNOLOGIES INC.
                           401(K) PROFIT SHARING PLAN

        THIS AGREEMENT, hereby made and entered into this _________ day of ______________________, 1998 by and between SENSYS TECHNOLOGIES INC. (herein referred to as the "Employer") and ______________________________ and ROBERT R. BOWER (herein collectively referred to as the "Trustee").

                              W I T N E S S E T H:

      WHEREAS, S.T. Research Corporation ("STR") maintains the S.T. Research Corporation 401(k)/Employee Stock Ownership Plan (the "Plan"), which includes an employee stock ownership ("ESOP") portion of the plan; and

      WHEREAS, STR desires to terminate the ESOP portion of the Plan and to merge it into the profit sharing portion of the Plan, to maximize the administrative efficiency regarding the Plan; and

      WHEREAS, STR desires to amend the Plan to comply with the applicable requirements of the Small Business Jobs Protection Act of 1996 and other recent legislation, regulations and other guidance; and

      WHEREAS, Daedalus Enterprises, Inc. ("Daedalus") maintains the Pension Plan for Employees of Daedalus Enterprises, Inc. (the "Pension Plan") and the Daedalus Enterprises, Inc. Employee 401(k) Plan (collectively referred to as the "Daedalus Plans"); and

      WHEREAS, in connection with the merger transaction involving STR and Daedalus, pursuant to which the combined companies will operate under the name "Sensys Technologies Inc.", STR desires to merge the qualified plans maintained by Daedalus into the Plan (and in so doing converting the Pension Plan from a money purchase pension plan into a profit sharing plan); and

      WHEREAS, the Employer has determined that the most efficient means of accomplishing the foregoing would be to amend and restate the Plan in its entirety, effective June 9, 1998, to merge the Daedalus Plans into the Plan effective August 1, 1998, and to rename the Plan the "Sensys Technologies Inc. 401(k)/Profit Sharing Plan".

      NOW, THEREFORE, effective June 9, 1998, the Employer hereby amends and restates the Plan to read as follows:

                                    ARTICLE I
                                   DEFINITIONS

      "Account" or "Accounts" means, singly or collectively (as the case may be), an Employee's 401(k) Contributions Account, Matching Contributions Account, Profit Sharing Account, and Rollover Account.

      "Act" or "ERISA" means the Employee Retirement Income Security Act of 1974, as it may be amended from time to time.

      "Administrator" means the person or entity designated by the Employer pursuant to Section 2.4 to administer the Plan on behalf of the Employer.

      "Affiliated Employer" means any corporation which is a member of a controlled group of corporations (as defined in Code Section 414(b)) which includes the Employer; any trade or business (whether or not incorporated) which is under common control (as defined in Code Section 414(c)) with the Employer; any organization (whether or not incorporated) which is a member of an affiliated service group (as defined in Code Section 414(m)) which includes the Employer; and any other entity required to be aggregated with the Employer pursuant to Regulations under Code Section 414(o). The term Affiliated Employer shall be modified as required by Code Section 415(h) for purposes of applying the limitations of Code Section 415 to this Plan.

      "Anniversary Date" means December 31.

      "Annuity Starting Date" means the first day of the first period for which an amount is paid as an annuity, or, in the case of a benefit not payable in the form of an annuity, the first day on which all events have occurred which entitle the Participant to such benefit.

      "Appropriate Form" means the form provided or prescribed by the Administrator for the particular purpose.

      "Beneficiary" means the person to whom the share of a deceased Participant's total account is payable, subject to the restrictions of Section 7.2.

      "Code" means the Internal Revenue Code of 1986, as amended or replaced from time to time.

      "Company Stock" means common stock issued by the Employer that satisfies the requirements of Code Section 409(l).

        "Compensation" with respect to any Participant means such Participant's wages, salaries, fee for services and all other payments of compensation paid by the Employer or an Affiliated Employer during the Plan Year which the Employer is required to report in Box 1 of the

Participant's Federal Income Tax Withholding Statement (Form W-2) or its equivalent. For a Participant's initial year of participation, all Compensation paid during the Plan Year in which his participation commenced shall be recognized. However, Compensation paid prior to the Merger Date to Participants formerly employed by Daedalus shall not be taken into account under the Plan for purposes of determining such Participants' share of any Profit Sharing Contribution. Effective June 30, 1998, for purposes of determining a Participant's share of any Matching Contributions or Profit Sharing Contributions made under the Plan, severance pay (i.e., compensation amounts paid to the Participant while he is not actively employed by the Employer or an Affiliated Employer) shall not be taken into account.

      Compensation in excess of $150,000 shall be disregarded. The $150,000 annual compensation limit shall be adjusted by the Commissioner for increases in the cost of living in accordance with Code Section 401(a)(17)(B). The cost-of-living adjustment in effect for a calendar year applies to any period, not exceeding 12 months, over which compensation is determined (determination period) beginning in such calendar year. For any short Plan Year, the Compensation limitations referred to in this paragraph shall be an amount equal to the Compensation limit for the calendar year in which the Plan Year begins multiplied by the ratio obtained by dividing the number of full months in the short Plan Year by twelve (12).

      "Daedalus" means Daedalus Enterprises, Inc., as it existed prior to the merger involving S.T. Research Corporation.

      "Daedalus Pension Plan" means the Pension Plan for Employees of Daedalus Enterprises, Inc., which was merged into this Plan on August 1, 1998.

      "Daedalus 401(k) Plan" means the Daedalus Enterprises, Inc. Employee 401(k) Plan, which was merged into this Plan on August 1, 1998.

      "Early Retirement Date" means the first day of any month on which the Participant retires prior to his Normal Retirement Date following the later of the date the Participant attains age fifty-five (55), or completes eleven (11) Years of Service.

      "Eligible Employee" means any Employee other than a Leased Employee, provided however, that (A) Employees whose employment is governed by the terms of a collective bargaining agreement between Employee representatives (within the meaning of Code Section 7701(a)(46)) and the Employer under which retirement benefits were the subject of good faith bargaining between the parties will not be eligible to participate in this Plan unless such agreement expressly provides for coverage in this Plan, and (B) Employees of Affiliated Employers shall not be eligible to participate in this Plan unless such Affiliated Employers have specifically adopted this Plan in writing.

      "Employee" means any person who is employed by the Employer or Affiliated Employer in the capacity of a common-law employee, but excluding any person who is an independent contractor (regardless of whether such person is subsequently determined to be an Employee by any person other than the Employer, such persons specifically including, but not limited to, the Internal Revenue Service). Employee shall include Leased Employees within the meaning of Code Sections 414(n)(2) and 414(o)(2) unless such Leased Employees are covered by a plan described in Code Section 414(n)(5) and such Leased Employees do not constitute more than 20% of the recipient's non-highly compensated work force.

      "Employer" means Sensys Technologies Inc. and any Participating Employer (as defined in Section 11.1) which shall adopt this Plan; any successor which shall maintain this Plan; and any predecessor which has maintained this Plan, specifically including S.T. Research Corporation and Daedalus Enterprises, Inc.

      "Employer Contributions" means Matching Employer Contributions, 401(k) Contributions and Profit Sharing Contributions.

      "Enrollment Date" means January 1 and July 1, and such other dates determined to be appropriate by the Administrator.

      "Entry Date" means January 1 and July 1.

      "ESOP" means the S.T. Research Corporation Employee Stock Ownership Plan, as in effect prior to its termination and merger into the profit sharing portion of this Plan.

      "Excess Aggregate Contributions" means, with respect to any Plan Year and with respect to any Participant, the excess of the aggregate amount of Matching Contributions and any earnings and losses allocable thereto (except to the extent such Matching Contributions are used to meet the requirements of Section 4.7(b)), and the 401(k) Contribution Account (to the extent permitted by the Regulations and if the Administrator elects to take into account 401(k) Contributions when calculating the contribution percentage under Section 4.8(a) of Highly Compensated Participants for such Plan Year), over the maximum amount of such contributions that could be made to the Matching Contribution Account and 401(k) Contribution Account of such Participants without violating the requirements of Section 4.8(a). The amount of each Highly Compensated Participant's share of the Excess Aggregate Contributions shall be determined in accordance with Code Section 401(m)(6)(C) and applicable regulations and other Internal Revenue Service guidance.

      "Excess Contributions" means, with respect to any Plan Year, the excess of the aggregate amount of 401(k) Contributions made to the 401(k) Contribution Accounts of Highly Compensated Participants for such Plan Year, over the maximum amount of such contributions that could be made to the 401(k) Contribution Accounts of such Participants without violating the requirements of Section 4.7(b). The amount of each Highly Compensated Participant's share of the Excess Contributions shall be determined in accordance with Code Section 401(k)(8)(C) and applicable regulations and other Internal Revenue Service guidance.

      "Fiduciary" means any person who (a) exercises any discretionary authority or discretionary control respecting management of the Plan or exercises any authority or control respecting management or disposition of its assets, (b) renders investment advice for a fee or other compensation, direct or indirect, with respect to any monies or other property of the Plan or has any authority or responsibility to do so, or (c) has any discretionary authority or discretionary responsibility in the administration of the Plan, including, but not limited to, the Trustee, the Employer and its representative body, and the Administrator.

      "Fiscal Year" means the Employer's accounting year of 12 months commencing on October 1st of each year and ending the following September 30th.

      "Forfeiture" means that portion of a Participant's Account that is not Vested, and occurs on the Anniversary Date of the Plan Year during which (a) distribution is made of the entire Vested portion of a Terminated Participant's Account, or (b) the Participant incurs his fifth consecutive One-Year Break in Service, whichever is earlier. For purposes of (a) above, in the case of a Terminated Participant whose Vested benefit is zero, such Terminated Participant shall be deemed to have received a distribution of his Vested benefit upon his termination of employment. In addition, the term Forfeiture shall also include amounts deemed to be Forfeitures pursuant to any other provision of this Plan.

      "Former Participant" means a person who has been a Participant, but who has ceased to be a Participant for any reason.

      "401(k) Contributions" means the contributions made by an Employer on a Participant's behalf under Section 4.5, and which, with respect to a Plan Year, satisfy the conditions of Regulation Section 1.401(k)-1(b)(4).

      "401(k) Contributions Account" means the separate account for each Participant which shall reflect his share of the Trust Fund attributable to 401(k) Contributions. A Participant's 401(k) Account also shall include his account under the Daedalus 401(k) Plan upon its merger into this Plan.

      "415 Compensation" with respect to any Participant means such Participant's Compensation as defined in Regulations Section 1.415-2(d)(10). Effective for Plan Years commencing on or after January 1, 1998, 415 Compensation shall include elective contributions excluded from the Participant's income pursuant to Code Sections 125, 402(e)(3), 402(h), 403(b), 408(p), or 457.

      "Highly Compensated Employee" means an Employee described in Code Section 414(q) and the Regulations thereunder as in effect for the applicable Plan Year, and generally means an Employee who performed services for the Employer during the "determination year" and:

               (a) at any time during the current or preceding Plan Year was a "five percent owner" as defined in Code Section 416(i)(1)(B).

               (b) who received compensation (within the meaning of Code Section 414(q)(4)) during the preceding Plan Year from the Employer in excess of $80,000 (adjusted at such time and in such manner as is provided in Code
      Section 414(q)(1)(B)). The Employer may elect to limit the number of Employees who qualify as a Highly Compensated Employee under this subsection (b) to those Employees who are in the top-paid group of employees (as determined in accordance with Code Section 414(q)(3)) for such preceding year, in such manner as prescribed by Regulations.

      "Highly Compensated Former Employee" means a former Employee who had a separation year prior to the "determination year" and was a Highly Compensated Employee in the year of separation from service or in any "determination year" after attaining age 55. The method set forth in this Section for determining who is a "Highly Compensated Former Employee" shall be applied on a uniform and consistent basis for all purposes for which the Code Section 414(q) definition is applicable.

      "Highly Compensated Participant" means any Highly Compensated Employee who is eligible to participate in the Plan.

      "Hour of Service" means (1) each hour for which an Employee is directly or indirectly compensated or entitled to compensation by the Employer for the performance of duties during the applicable computation period; (2) each hour for which an Employee is directly or indirectly compensated or entitled to compensation by the Employer (irrespective of whether the employment relationship has terminated) for reasons other than performance of duties (such as vacation, holidays, sickness, jury duty, disability, lay-off, military duty or leave of absence) during the applicable computation period (provided that an Employee shall be entitled to 40 Hours of Service for each work week described in this subparagraph (2)); and (3) each hour for which back pay is awarded or agreed to by the Employer without regard to mitigation of damages. These hours will be credited to the Employee for the computation period or periods to which the award or agreement pertains rather than the computation period in which the award, agreement or payment is made. The same Hours of Service shall not be credited both under (1) or (2), as the case may be, and under (3).

      Notwithstanding the above, (i) no more than 501 Hours of Service are required to be credited to an Employee on account of any single continuous period during which the Employee performs no duties (whether or not such period occurs in a single computation period); (ii) an hour for which an Employee is directly or indirectly paid, or entitled to payment, on account of a period during which no duties are performed is not required to be credited to the Employee if such payment is made or due under a plan maintained solely for the purpose of complying with applicable worker's compensation, or unemployment compensation or disability insurance laws; and (iii) Hours of Service are not required to be credited for a payment which solely reimburses an Employee for medical or medically related expenses incurred by the Employee.

      For purposes of this Section, a payment shall be deemed to be made by or due from the Employer regardless of whether such payment is made by or due from the Employer directly, or indirectly through, among others, a trust fund, or insurer, to which the Employer contributes or pays premiums and regardless of whether contributions made or due to the trust fund, insurer, or other entity are for the benefit of particular Employees or are on behalf of a group of Employees in the aggregate.

      Hours of Service will be credited for employment with other Affiliated Employers. The provisions of Department of Labor regulations 2530.200b-2(b) and
(c) are incorporated herein by reference. Hours of Service will be credited for employment with Daedalus and STR prior to their merger, in accordance with their respective methods of crediting service under their qualified retirement plans.

      "Investment Manager" means an entity that (a) has the power to manage, acquire, or dispose of Plan assets and (b) acknowledges fiduciary responsibility to the Plan in writing. Such entity must be a person, firm, or corporation registered as an investment adviser under the Investment Advisers Act of 1940, a bank, or an insurance company.

      "Key Employee" means an Employee as defined in Code Section 416(i) and the Regulations thereunder. Generally, any Employee or former Employee (as well as each of his Beneficiaries) is considered a Key Employee if he, at any time during the Plan Year that contains the "Determination Date" or any of the preceding four (4) Plan Years, has been included in one of the following categories:

               (a) an officer of the Employer (as that term is defined within the meaning of the Regulations under Code Section 416) having annual "415 Compensation" greater than 50 percent of the amount in effect under Code
      Section 415(b)(1)(A) for any such Plan Year.

               (b) one of the ten employees having annual "415 Compensation" from the Employer for a Plan Year greater than the dollar limitation in effect under Code Section 415(c)(1)(A) for the calendar year in which such Plan Year ends and owning (or considered as owning within the meaning of Code Section 318) both more than one-half percent interest and the largest interests in the Employer.

               (c) a "five percent owner" of the Employer, as defined in Code
      Section 416(i)(1)(B).

               (d) a "one percent owner" of the Employer, as defined in Code
      Section 416(i)(1)(B)(ii), having an annual "415 Compensation" from the Employer of more than $150,000.

      "Late Retirement Date" means the first day of the month coinciding with or next following a Participant's actual Retirement Date after having reached his Normal Retirement Date.

      "Leased Employee" means any person (other than an Employee of the recipient) who pursuant to an agreement between the recipient and any other person ("leasing organization") has performed services for the recipient (or for the recipient and related persons determined in accordance with Code Section 414(n)(6)) on a substantially full time basis for a period of at least one year, and such services are performed under the primary direction or control of the recipient. Contributions or benefits provided a Leased Employee by the leasing organization which are attributable to services performed for the recipient employer shall be treated as provided by the recipient employer.

      "Limitation Year" means the Plan Year.

      "Matching Contributions" means the matching contributions made by an Employer on behalf of a Participant under Section 4.4.

      "Matching Contributions Account" means the separate account for each Participant which shall reflect his share of the Trust Fund attributable to Matching Contributions.

      "Merger Date" shall mean August 1, 1998, the date the Daedalus Pension Plan and Daedalus 401(k) Plan were merged into this Plan.

      "Non-Highly Compensated Participant" means any Participant who is not a Highly Compensated Employee.

      "Non-Key Employee" means any Employee or former Employee (and his Beneficiaries) who is not a Key Employee.

      "Normal Retirement Age" means the Participant's 65th birthday.

      "Normal Retirement Date" means the first day of the month coinciding with or next following the Participant's Normal Retirement Age.

      "1-Year Break in Service" means the applicable computation period during which an Employee has not completed more than 500 Hours of Service with the Employer. Further, solely for the purpose of determining whether a Participant has incurred a 1-Year Break in Service, Hours of Service shall be recognized for "authorized leaves of absence" and "maternity and paternity leaves of absence." Years of Service and 1-Year Breaks in Service shall be measured on the same computation period. "Authorized leave of absence" means an unpaid, temporary cessation from active employment with the Employer pursuant to an established nondiscriminatory policy, whether occasioned by illness, military service, or any other reason. A "maternity or paternity leave of absence" means an absence from work for any period by reason of the Employee's pregnancy, birth of the Employee's child, placement of a child with the Employee in connection with the adoption of such child, or any absence for the purpose of caring for such child for a period immediately following such birth or placement. For this purpose, Hours of Service shall be credited for the computation period in which the absence from work begins, only if credit therefore is necessary to prevent the Employee from incurring a 1-Year Break in Service, or, in any other case, in the immediately following computation period. The Hours of Service credited for a "maternity or paternity leave of absence" shall be those which would normally have been credited but for such absence, or, in any case in which the Administrator is unable to determine such hours normally credited, eight (8) Hours of Service per day. The total Hours of Service required to be credited for a "maternity or paternity leave of absence" shall not exceed 501.

      "Participant" means any Eligible Employee who participates in the Plan as provided in Section 3.1, and has not for any reason become ineligible to participate further in the Plan.

      "Plan" means this instrument, including all amendments thereto.

      "Plan Sponsor" means Sensys Technologies Inc.

      "Plan Year" means the calendar year.

      "Pre-Retirement Survivor Annuity" means an immediate annuity for the life of the Participant's spouse the payments under which must be equal to the amount of benefit which can be purchased with the Accounts of the Participant under the profit sharing portion of the Plan used to provide the death benefit under the Plan.

      "Profit Sharing Account" means the separate account for each Participant which shall reflect his share of the Trust Fund attributable to Profit Sharing Contributions, including (1) that portion of the Plan which reflected the Participant's ESOP Account (as determined under the terms of the Plan prior to this amendment and restatement), which ESOP Account was merged into the Profit Sharing Account), and (2) that portion of the Plan which reflected the Participant's share of the Profit Sharing Contributions made under the Plan. A Participant's Profit Sharing Account also shall include his account under the Daedalus Pension Plan upon its conversion into a profit sharing plan and merger into this Plan.

      "Profit Sharing Contributions" means the contributions made by an Employer on behalf of a Participant under Section 4.3.

      "Regulation" means the Income Tax Regulations as promulgated by the Secretary of the Treasury or his delegate, and as amended from time to time.

      "Retired Participant" means a person who has been a Participant, but who has become entitled to retirement benefits under the Plan.

      "Retirement Date" means the date as of which a Participant retires for reasons other than Total and Permanent Disability, whether such retirement occurs on a Participant's Normal Retirement Date, Early Retirement Date or Late Retirement Date.

      "Rollover Account" means the separate account for each Eligible Employee in which shall reflect his share of the Trust Fund attributable to Rollover Contributions.

      "Rollover Contributions" means the contributions made by an Eligible Employee to the Trust under Section 4.14.

      "Super Top Heavy Plan" means a plan described in Section 2.2(b).

      "Terminated Participant" means a person who has been a Participant, but whose employment has been terminated other than by death, Total and Permanent Disability or retirement.

      "Top Heavy Plan" means a plan described in Section 2.2(a).

      "Top Heavy Plan Year" means a Plan Year during which the Plan is a Top Heavy Plan.

      "Total and Permanent Disability" means a physical or mental condition of a Participant resulting from bodily injury, disease, or mental disorder which totally and permanently renders him incapable of performing his regular employment duties for the Employer. The disability of a Participant shall be determined by (a) a licensed physician chosen by the Administrator, (b) on evidence that the Participant is eligible for benefits under any long-term disability plan sponsored by the Employer but administered by an independent third party, or (c) on evidence that the Participant is eligible for total and permanent disability benefits under the Social Security Act in effect on the date of his disability. The determination shall be applied uniformly to all Participants.

      "Trustee" means the person, persons or entity named as trustee herein or in any separate trust forming a part of this Plan, and any successors.

      "Trust Fund" means the assets of the Plan and Trust as the same shall exist from time to time.

      "Valuation Date" means the Anniversary Date and such other dates for valuation of the Trust Fund as designated by the Administrator; provided, however, that the Valuation Date for 401(k) Contribution Accounts and Rollover Accounts shall be the last day of each calendar quarter, and such other dates for valuation of the Trust Fund as designated by the Administrator.

      "Vested" means the nonforfeitable portion of any Account maintained on behalf of a Participant.

        "Year of Service" means the 12 consecutive month computation period during which an Employee has at least 1000 Hours of Service. For purposes of eligibility for participation, the 12 consecutive month computation period shall begin with the date on which the Employee first performs an Hour of Service, and anniversaries thereof. The participation computation period beginning after a 1-Year Break in Service shall be measured from the date on which an Employee again performs an Hour of Service. For vesting purposes, the 12 consecutive month computation period shall be the Plan Year. Years of Service prior to the Effective Date of the Plan shall be counted, except as provided in Section 7.4(f). Notwithstanding the foregoing, for any short Plan Year, the determination of whether an Employee has completed a Year of Service shall be made in accordance with Department of Labor regulation 2530.203-2(c). Years of Service with any Affiliated Employer shall be recognized.

                                   ARTICLE II
                          TOP HEAVY AND ADMINISTRATION

2.1   TOP HEAVY PLAN REQUIREMENTS

      For any Top Heavy Plan Year, the Plan shall provide the special vesting requirements of Code Section 416(b) pursuant to Section 7.4 of the Plan and the special minimum allocation requirements of Code Section 416(c) pursuant to
Section 4.11 of the Plan.

2.2   DETERMINATION OF TOP HEAVY STATUS

      (a) This Plan shall be a Top Heavy Plan for any Plan Year in which, as of the Determination Date, (1) the Present Value of Accrued Benefits of Key Employees and (2) the sum of the Aggregate Accounts of Key Employees under this Plan and all plans of an Aggregation Group, exceeds sixty percent (60%) of the Present Value of Accrued Benefits and the Aggregate Accounts of all Key and Non-Key Employees under this Plan and all plans of an Aggregation Group.

          If any Participant is a Non-Key Employee for any Plan Year, but such Participant was a Key Employee for any prior Plan Year, such Participant's Present Value of Accrued Benefit and/or Aggregate Account balance shall not be taken into account for purposes of determining whether this Plan is a Top Heavy or Super Top Heavy Plan (or whether any Aggregation Group which includes this Plan is a Top Heavy Group). In addition, if a Participant or Former Participant has not performed any services for any Employer maintaining the Plan at any time during the five year period ending on the Determination Date, any accrued benefit for such Participant or Former Participant shall not be taken into account for the purposes of determining whether this Plan is a Top Heavy or Super Top Heavy Plan.

      (b) This Plan shall be a Super Top Heavy Plan for any Plan Year in which, as of the Determination Date, (1) the Present Value of Accrued Benefits of Key Employees and (2) the sum of the Aggregate Accounts of Key Employees under this Plan and all plans of an Aggregation Group, exceeds ninety percent (90%) of the Present Value of Accrued Benefits and the Aggregate Accounts of all Key and Non-Key Employees under this Plan and all plans of an Aggregation Group.

      (c) Aggregate Account: A Participant's Aggregate Account as of the Determination Date is the sum of:

      (1) his Participant's Account balance as of the most recent valuation occurring within a twelve (12) month period ending on the Determination Date;

      (2) an adjustment for any contributions due as of the Determination Date. Such adjustment shall be the amount of any contributions actually made after the valuation date but due on or before the Determination Date, except for the first Plan Year when such adjustment shall also reflect the amount of any contributions made after the Determination Date that are allocated as of a date in that first Plan Year.

      (3) any Plan distributions made within the Plan Year that includes the Determination Date or within the four (4) preceding Plan Years. However, in the case of distributions made after the valuation date and prior to the Determination Date, such distributions are not included as distributions for top heavy purposes to the extent that such distributions are already included in the Participant's Aggregate Account balance as of the valuation date. Notwithstanding anything herein to the contrary, all distributions, including distributions made prior to January 1, 1984, and distributions under a terminated plan which if it had not been terminated would have been required to be included in an Aggregation Group, will be counted. Further, distributions from the Plan (including the cash value of life insurance policies) of a Participant's account balance because of death shall be treated as a distribution for the purposes of this paragraph.

      (4) any Employee contributions, whether voluntary or mandatory.

      (5) with respect to unrelated rollovers and plan-to-plan transfers (ones which are both initiated by the Employee and made from a plan maintained by one employer to a plan maintained by another employer), if this Plan provides the rollovers or plan-to-plan transfers, it shall always consider such rollovers or plan-to-plan transfers as a distribution for the purposes of this Section. If this Plan is the plan accepting such rollovers or plan-to-plan transfers, it shall not consider such rollovers or plan-to-plan transfers as part of the Participant's Aggregate Account balance.

      (6) with respect to related rollovers and plan-to-plan transfers (ones either not initiated by the Employee or made to a plan maintained by the same employer), if this Plan provides the rollover or plan-to-plan transfer, it shall not be counted as a distribution for purposes of this Section. If this Plan is the plan accepting such rollover or plan-to-plan transfer, it shall consider such rollover or plan-to-plan transfer as part of the Participant's Aggregate Account balance, irrespective of the date on which such rollover or plan-to-plan transfer is accepted.

      (7) For the purposes of determining whether two employers are to be treated as the same employer in (5) and (6) above, all employers aggregated under Code Section 414(b), (c), (m) and (o) are treated as the same employer.

      (d) "Aggregation Group" means either a Required Aggregation Group or a Permissive Aggregation Group as hereinafter determined.

      (1) Required Aggregation Group: In determining a Required Aggregation Group hereunder, each plan of the Employer in which a Key Employee is a participant in the Plan Year containing the Determination Date or any of the four preceding Plan Years, and each other plan of the Employer which enables any plan in which a Key Employee participates to meet the requirements of Code Sections 401(a)(4) or 410, will be required to be aggregated. Such group shall be known as a Required Aggregation Group.

      In the case of a Required Aggregation Group, each plan in the group will be considered a Top Heavy Plan if the Required Aggregation Group is a Top Heavy Group. No plan in the Required Aggregation Group will be considered a Top Heavy Plan if the Required Aggregation Group is not a Top Heavy Group.

      (2) Permissive Aggregation Group: The Employer may also include any other plan not required to be included in the Required Aggregation Group, provided the resulting group, taken as a whole, would continue to satisfy the provisions of Code Sections 401(a)(4) and 410. Such group shall be known as a Permissive Aggregation Group.

      In the case of a Permissive Aggregation Group, only a plan that is part of the Required Aggregation Group will be considered a Top Heavy Plan if the Permissive Aggregation Group is a Top Heavy Group. No plan in the Permissive Aggregation Group will be considered a Top Heavy Plan if the Permissive Aggregation Group is not a Top Heavy Group.

      (3) Only those plans of the Employer in which the Determination Dates fall within the same calendar year shall be aggregated in order to determine whether such plans are Top Heavy Plans.

      (4) An Aggregation Group shall include any terminated plan of the Employer if it was maintained within the last five (5) years ending on the Determination Date.

      (e) "Determination Date" means (a) the last day of the preceding Plan Year, or (b) in the case of the first Plan Year, the last day of such Plan Year.

      (f) Present Value of Accrued Benefit: In the case of a defined benefit plan, the Present Value of Accrued Benefit for a Participant other than a Key Employee, shall be as determined using the single accrual method used for all plans of the Employer and Affiliated Employers, or if no such single method exists, using a method which results in benefits accruing not more rapidly than the slowest accrual rate permitted under Code Section 411(b)(1)(C). The determination of the Present Value of Accrued Benefit shall be determined as of the most recent valuation date that falls within or ends with the 12-month period ending on the Determination Date except as provided in Code Section 416 and the Regulations thereunder for the first and second plan years of a defined benefit plan.

            (g) "Top Heavy Group" means an Aggregation Group in which, as of the Determination Date, the sum of:

            (1) the Present Value of Accrued Benefits of Key Employees under all defined benefit plans included in the group, and

            (2) the Aggregate Accounts of Key Employees under all defined contribution plans included in the group,

      exceeds sixty percent (60%) of a similar sum determined for all Participants.

2.3   POWERS AND RESPONSIBILITIES OF THE EMPLOYER

            (a) The Employer shall be empowered to appoint and remove the Trustee and the Administrator from time to time as it deems necessary for the proper administration of the Plan to assure that the Plan is being operated for the exclusive benefit of the Participants and their Beneficiaries in accordance with the terms of the Plan, the Code, and the Act.

            (b) The Employer shall establish a "funding policy and method", i.e., it shall determine whether the Plan has a short run need for liquidity (e.g., to pay benefits) or whether liquidity is a long run goal and investment growth (and stability of same) is a more current need, or shall appoint a qualified person to do so. The Employer or its delegate shall communicate such needs and goals to the Trustee, who shall coordinate such Plan needs with its investment policy. The communication of such a "funding policy and method" shall not, however, constitute a directive to the Trustee as to investment of the Trust Funds. Such "funding policy and method" shall be consistent with the objectives of this Plan and with the requirements of Title I of the Act.

            (c) The Employer shall periodically review the performance of any Fiduciary or other person to whom duties have been delegated or allocated by it under the provisions of this Plan or pursuant to procedures established hereunder. This requirement may be satisfied by formal periodic review by the Employer or by a qualified person specifically designated by the Employer, through day-to-day conduct and evaluation, or through other appropriate ways.

            (d) The Employer will furnish Plan Fiduciaries and Participants with notices and information statements when voting rights must be exercised pursuant to Section 8.4.

2.4   DESIGNATION OF ADMINISTRATIVE AUTHORITY

      The Employer shall appoint one or more Administrators. Any person, including, but not limited to, the Employees of the Employer, shall be eligible to serve as an Administrator. Any person so appointed shall signify his acceptance by filing written acceptance with the Employer. An Administrator may resign by delivering his written resignation to the Employer or be removed by the Employer by delivery of written notice of removal, to take effect at a date specified therein, or upon delivery to the Administrator if no date is specified.

      The Employer, upon the resignation or removal of an Administrator, shall promptly designate in writing a successor to this position. If the Employer does not appoint an Administrator, the Employer will function as the Administrator.

2.5   ALLOCATION AND DELEGATION OF RESPONSIBILITIES

      If more than one person is appointed as Administrator, the responsibilities of each Administrator may be specified by the Employer and accepted in writing by each Administrator. In the event that no such delegation is made by the Employer, the Administrators may allocate the responsibilities among themselves, in which event the Administrators shall notify the Employer and the Trustee in writing of such action and specify the responsibilities of each Administrator. The Trustee thereafter shall accept and rely upon any documents executed by the appropriate Administrator until such time as the Employer or the Administrators file with the Trustee a written revocation of such designation.

2.6   POWERS AND DUTIES OF THE ADMINISTRATOR

      The primary responsibility of the Administrator is to administer the Plan for the exclusive benefit of the Participants and their Beneficiaries, subject to the specific terms of the Plan. The Administrator shall administer the Plan in accordance with its terms and shall have the power and discretion to construe the terms of the Plan and to determine all questions arising in connection with the administration, interpretation, and application of the Plan. Any such determination by the Administrator shall be conclusive and binding upon all persons. The Administrator may establish procedures, correct any defect, supply any information, or reconcile any inconsistency in such manner and to such extent as shall be deemed necessary or advisable to carry out the purpose of the Plan; provided, however, that any procedure, discretionary act, interpretation or construction shall be done in a nondiscriminatory manner based upon uniform principles consistently applied and shall be consistent with the intent that the Plan shall continue to be deemed a qualified plan under the terms of Code
Section 401(a), and shall comply with the terms of the Act and all regulations issued pursuant thereto. The Administrator shall have all powers necessary or appropriate to accomplish his duties under this Plan.

      The Administrator shall be charged with the duties of the general administration of the Plan, including, but not limited to, the following:

            (a) the discretion to determine all questions relating to the eligibility of Employees to participate or remain a Participant hereunder and to receive benefits under the Plan;

            (b) to compute, certify, and direct the Trustee with respect to the amount and the kind of benefits to which any Participant shall be entitled hereunder;

            (c) to authorize and direct the Trustee with respect to all nondiscretionary or otherwise directed disbursements from the Trust;

            (d) to maintain all necessary records for the administration of the Plan;

            (e) to interpret the provisions of the Plan and to make and publish such rules for regulation of the Plan as are consistent with the terms hereof;

            (f) to compute and certify to the Employer and to the Trustee from time to time the sums of money necessary or desirable to be contributed to the Plan;

            (g) to consult with the Employer and the Trustee regarding the short and long-term liquidity needs of the Plan in order that the Trustee can exercise any investment discretion in a manner designed to accomplish specific objectives;

            (h) to establish and communicate to Participants a procedure and method to insure that each Participant will vote Company Stock allocated to such Participant's Account pursuant to Section 8.4; and

            (i) to assist any Participant regarding his rights, benefits, or elections available under the Plan.

2.7   RECORDS AND REPORTS

      The Administrator shall keep a record of all actions taken and shall keep all other books of account, records, and other data that may be necessary for proper administration of the Plan and shall be responsible for supplying all information and reports to the Internal Revenue Service, Department of Labor, Participants, Beneficiaries and others as required by law.

2.8   APPOINTMENT OF ADVISERS

      The Administrator, or the Trustee with the consent of the Administrator, may appoint counsel, specialists, advisers, and other persons as the Administrator or the Trustee deems necessary or desirable in connection with the administration of this Plan.

2.9   INFORMATION FROM EMPLOYER

      To enable the Administrator to perform his functions, the Employer shall supply full and timely information to the Administrator on all matters relating to the Compensation of all Participants, their Hours of Service, their Years of Service, their retirement, death, disability, or termination of employment, and such other pertinent facts as the Administrator may require; and the Administrator shall advise the Trustee of such of the foregoing facts as may be pertinent to the Trustee's duties under the Plan. The Administrator may rely upon such information as is supplied by the Employer and shall have no duty or responsibility to verify such information.

2.10  PAYMENT OF EXPENSES

      All expenses of administration may be paid out of the Trust Fund unless paid by the Employer. Such expenses shall include any expenses incident to the functioning of the Administrator, including, but not limited to, fees of accountants, counsel, and other specialists and their agents, and other costs of administering the Plan. Until paid, the expenses shall constitute a liability of the Trust Fund. However, the Employer may reimburse the Trust Fund for any administration expense incurred.

2.11  MAJORITY ACTIONS

      Except where there has been an allocation and delegation of administrative authority pursuant to Section 2.5, if there shall be more than one Administrator, they shall act by a majority of their number, but may authorize one or more of them to sign all papers on their behalf.

2.12  CLAIMS PROCEDURE

      Claims for benefits under the Plan may be filed with the Administrator on forms supplied by the Employer. Written notice of the disposition of a claim shall be furnished to the claimant within 90 days after the application is filed. In the event the claim is denied, the reasons for the denial shall be specifically set forth in the notice in language calculated to be understood by the claimant, pertinent provisions of the Plan shall be cited, and, where appropriate, an explanation as to how the claimant can perfect the claim will be provided. In addition, the claimant shall be furnished with an explanation of the Plan's claims review procedure.

2.13  CLAIMS REVIEW PROCEDURE

      Any Employee, former Employee, or Beneficiary of either, who has been denied a benefit by a decision of the Administrator pursuant to Section 2.12 shall be entitled to request the Administrator to give further consideration to his claim by filing with the Administrator (on a form which may be obtained from the Administrator) a request for a hearing. Such request, together with a written statement of the reasons why the claimant believes his claim should be allowed, shall be filed with the Administrator no later than 60 days after receipt of the written notification provided for in Section 2.12. The Administrator shall then conduct a hearing within the next 60 days, at which the claimant may be represented by an attorney or any other representative of his choosing and at which the claimant shall have an opportunity to submit written and oral evidence and arguments in support of his claim. At the hearing (or prior thereto upon 5 business days written notice to the Administrator) the claimant or his representative shall have an opportunity to review all documents in the possession of the Administrator which are pertinent to the claim at issue and its disallowance. Either the claimant or the Administrator may cause a court reporter to attend the hearing and record the proceedings. In such event, a complete written transcript of the proceedings shall be furnished to both parties by the court reporter. The full expense of any such court reporter and such transcripts shall be borne by the party causing the court reporter to attend the hearing. A final decision as to the allowance of the claim shall be made by the Administrator within 60 days of receipt of the appeal (unless there has been an extension of 60 days due to special circumstances, provided the delay and the special circumstances occasioning it are communicated to the claimant within the 60 day period). Such communication shall be written in a manner calculated to be understood by the claimant and shall include specific reasons for the decision and specific references to the pertinent Plan provisions on which the decision is based.

                                   ARTICLE III
                                   ELIGIBILITY

3.1   CONDITIONS OF ELIGIBILITY

      Each Eligible Employee shall become a Participant hereunder as of the Entry Date coinciding with or next following the later of his employment commencement date or attainment of age 21. If an Eligible Employee terminates employment with the Employer and is subsequently rehired by the Employer, he shall be again eligible to participate in the Plan on the later of the date of his rehire or the date as of which he would have become a Participant if he had not terminated employment. Eligible Employees who were participants in the Daedalus Pension Plan and the Daedalus 401(k) Plan as of the Merger Date shall become Participants in this Plan as of the Merger Date.

3.2   TERMINATION OF ELIGIBILITY

            (a) In the event a Participant shall go from a classification of an Eligible Employee to an ineligible Employee, such Former Participant shall continue to vest in his interest in the Plan for each Year of Service completed while a noneligible Employee, until such time as his Participant's Account shall be forfeited or distributed pursuant to the terms of the Plan. Additionally, his interest in the Plan shall continue to share in the earnings of the Trust Fund.

            (b) In the event a Participant is no longer a member of an eligible class of Employees and becomes ineligible to participate but has not incurred a 1-Year Break in Service, such Employee will participate immediately upon returning to an eligible class of Employees. If such Participant incurs a 1-Year Break in Service, eligibility will be determined under the break in service rules described in Section 7.4(f).

3.3   OMISSION OF ELIGIBLE EMPLOYEE

      If, in any Plan Year, any Employee who should be included as a Participant in the Plan is erroneously omitted and discovery of such omission is not made until after a contribution by his Employer for the year has been made, the Employer shall make a subsequent contribution with respect to the omitted Employee in the amount which the said Employer would have contributed with respect to him had he not been omitted.

3.4   INCLUSION OF INELIGIBLE EMPLOYEE

      If, in any Plan Year, any person who should not have been included as a Participant in the Plan is erroneously included and discovery of such incorrect inclusion is not made until after a contribution for the year has been made, the Employer shall not be entitled to recover the contribution made with respect to the ineligible person regardless of whether or not a deduction is allowable with respect to such contribution. In such event, the amount contributed with respect to the ineligible person shall constitute a Forfeiture for the Plan Year in which the discovery is made.

3.5   APPLICATION PROCEDURE

      To become a Participant, an eligible Employee must execute the Appropriate Form or Forms required by the Employer, if any. Such Employee must perform all acts required of him within 60 days of the date on which he is notified of his eligibility. If he fails to perform within the required time, he may become a Participant on the Entry Date after he complies with the above conditions, unless such actions are waived by the Administrator in a uniform and nondiscriminatory manner. The Administrator, within its discretion, may change the application procedures to permit the use of any other reasonable procedures necessary to enroll any employees in the Plan. In no event, however, shall any Employee participate in the Plan prior to the execution of all Appropriate Forms.

                                   ARTICLE IV
                           CONTRIBUTION AND ALLOCATION

4.1   EMPLOYER'S CONTRIBUTIONS

      For the Plan Year during which the Plan is adopted and each Plan Year thereafter, the Employer shall contribute to the Plan any or all of the following contributions on behalf of its employees who are Participants in the
Plan:

            (a) Any Profit Sharing Contributions which are made in accordance with Section 4.3; and

            (b) Any Matching Contributions which are made in accordance with
      Section 4.4; and

            (c) The amount of the total compensation reduction elections of all
                Participants made pursuant to Section 4.5, which amount shall be deemed the Employer's 401(k) Contribution;

In addition, any contribution that was payable under the Daedalus Pension Plan prior to its merger into this Plan shall be contributed to this Plan. Such amount shall be allocated to the Profit Sharing Accounts of Participants who were participants in the Daedalus Pension Plan, in such manner as required under the Daedalus Pension Plan if the contribution were to have been allocated under that Plan. Any elective deferrals under the Daedalus 401(k) Plan (or related qualified nonelective contributions) that had not yet been contributed to that Plan prior to the Merger Date shall be contributed to this Plan and allocated to the 401(k) Accounts of the appropriate Participants, who participated in the Daedalus 401(k) Plan.

4.2   FORM AND TIME OF PAYMENT OF EMPLOYER'S CONTRIBUTION

      Employer Contributions will be paid in cash; provided, however, that Profit Sharing Contributions and Matching Contributions may be contributed in the form of Company Stock. Except as provided in Section 4.5, regarding 401(k) Contributions, the Employer shall pay to the Trustee its contribution to the Plan for each Plan Year within the time prescribed by law, including extensions of time, for the filing of the Employer's federal income tax return for the Fiscal Year.

4.3   PROFIT SHARING CONTRIBUTION

      For each Plan Year, the Employer shall contribute to the profit sharing portion of the Plan such amount as shall be determined by the Employer. The Profit Sharing Contribution for any Plan Year shall not cause the total contributions by the Employer under this Plan to exceed the maximum allowable current deduction under the applicable provisions of the Code, or the applicable limitations set forth in this Article IV.

4.4   MATCHING CONTRIBUTION

      For each Plan Year, the Employer shall contribute on behalf of each Participant who makes a 401(k) Contribution for the Plan Year a discretionary matching contribution equal to a percentage of some or all of the Participant's 401(k) Contributions made with respect to the Fiscal Year ending during the Plan Year, the exact percentage to be determined by the Employer with respect to each Plan Year (which may be zero). Such Matching Contributions shall be subject to the limitations of Section 4.8, and the other applicable limitations set forth in this Article IV. The amount of Matching Contributions and the level of 401(k) Contributions to be matched for each Plan Year may be discontinued or changed by the Employer, within its sole discretion at any time. Effective June 30, 1998, no Matching Contribution shall be made with respect to any 401(k) Contributions made by Participant who is not actively employed by the Employer or an Affiliated Employer at the time such 401(k) Contributions are made.

4.5   401(k) CONTRIBUTIONS

      Under an election procedure established by the Administrator, each Participant may direct the Employer to make 401(k) Contributions on his behalf. Subject to the limitations in this Article IV, the amount of 401(k) Contributions may be any whole percentage of the Participant's Compensation, from a minimum of 1 percent up to a maximum of 15 percent (with a $25 per month minimum), for each pay period to which the election applies. Only Compensation paid by an Employer may be deferred as a 401(k) Contribution.

      Each Participant shall authorize the Employer to reduce his cash remuneration for each pay period by the amount of his total 401(k) Contributions to the Plan for such period. During such period, the Employer shall contribute to the Trust for credit to the 401(k) Contributions Account of each Participant who authorizes 401(k) Contributions on his behalf an amount equal to such Participant's Compensation for such period multiplied by the percentage authorized by the Participant. A Participant's 401(k) Contribution shall be contributed to the Trust no later than the 15th day of the month following the month in which the Compensation reduction occurred, or by such later date as permitted under the Act. A Participant's election to have the Employer make 401(k) Contributions on his behalf shall remain in effect until the earliest of the date he ceases to be a Participant, the date the election is changed or suspended pursuant to Section 4.6, or the date the election is limited in accordance with any provisions under this Article IV.

4.6   CHANGE IN 401(k) CONTRIBUTIONS

      As of any Enrollment Date, a Participant may direct that the rate of 401(k) Contributions on his behalf be changed to a higher or lower percentage permitted by Section 4.5, by filing with the Administrator the Appropriate Form within the time prescribed by the Administrator. In addition, a Participant may, at any time, direct that 401(k) Contributions on his behalf be discontinued by filing the Appropriate Form with the Administrator within the time prescribed by the Administrator. A Participant who has directed that 401(k) Contributions be discontinued may not direct that 401(k) Contributions be resumed before the next Enrollment Date after written notice authorizing the recommencement of 401(k) Contributions is submitted to the Administrator.

4.7   LIMITATIONS WITH RESPECT TO 401(k) CONTRIBUTIONS

      Notwithstanding the foregoing provisions of this Section 4, the following limits on 401(k) Contributions shall apply:

      (a) Dollar Limit. The total amount of 401(k) Contributions contributed on behalf of any Participant for any calendar year shall not exceed the maximum amount permitted under section 402(g) of the Code or other applicable law. A Compensation reduction election made by a participant may be canceled to the extent necessary to conform to such limit in the maximum amount of 401(k) Contributions.

            If Participant notifies the Administrator in a notarized writing not later than March 1 following the close of the taxable year of the Participant that more than the maximum dollar amount permitted under section 402(g) has been contributed as 401(k) Contributions on his behalf for such year as a result of his participation in a qualified retirement plan of another employer, the amount of any excess deferrals (adjusted to reflect income (earnings and losses) allocable to such excess deferrals to the extent and in the manner required under Code section 402(g) and applicable Treasury Regulations) under the Plan shall be refunded to the Participant from his 401(k) Contribution Account not later than the April 15th next following the close of such taxable year.

            The amount of excess deferrals that may be distributed pursuant to this Section 4.7(a) with respect to a Participant shall be reduced by any Excess Contributions previously distributed with respect to the Participant for the Plan Year beginning with or within the calendar year to which such excess deferrals relate.

            (b) Deferral Percentage Limit. In no event shall the Employer make 401(k) Contributions for Participants for any Plan Year that would result in a violation of the "actual deferral percentage" limitation set forth below. The actual deferral percentage for the group of Highly Compensated Participants shall not exceed the greater of (1) or (2) below:

            (1) the actual deferral percentage for the Non-Highly Compensated
                Participant group, times 1.25, or

            (2) the actual deferral percentage for the Non-Highly
                Compensated Participant group, times two (2), but only to the extent the actual deferral percentage for the Highly Compensated Participant group does not exceed the actual deferral percentage for the Non-Highly Compensated Participant group by more than two percentage points.

            The actual deferral percentage for each of the above groups for any Plan Year shall be the average of the deferral ratios, calculated separately for each Participant in the particular group, of:

            (i) the aggregate amount of the 401(k) Contributions, including Qualified Non-Elective Contributions or qualified matching contributions paid to the Plan or designated on his behalf for such year, to

            (ii)  the eligible Employee's "Compensation" for such year.

      A Participant's actual deferral percentage shall be zero if no 401(k) Contributions are made on his behalf for such Plan Year.

            If the Plan and one or more other plans which include qualified cash or deferred arrangements are considered as one plan for purposes of Sections 401(a)(4) and 410(b) of the Code, the qualified cash or deferred arrangements included in such plans shall be treated as one arrangement for purposes of this Section 4.7(b). The actual deferral percentage taken into account under this Section 4.7(b) for any Highly Compensated Participant under two or more qualified cash or deferred arrangements of the Employer shall be determined as if all such qualified cash or deferred arrangements were treated as one qualified cash or deferred arrangement.

            (c) Prevention or Correction of Violations of the Deferral Percentage Limit. The Administrator shall determine as of the end of the Plan Year, and at such time or times in its discretion, whether one of the actual deferral percentage tests specified in Section 4.7(b) is satisfied for such Plan Year. This determination shall be made after first determining the treatment of excess deferrals within the meaning of
      Section 402(g) of the Code under Section 4.7(a). In the event that neither of such actual deferral percentage tests is satisfied, the Administrator may either refund the Excess Contributions in the manner described in
      Section 4.7(c)(1), or make additional contributions on behalf of Non-Highly Compensated Participant, as provided in Section 4.7(c)(2) and
      (3).

              (1) If required in order to comply with the provisions of
                  Section 4.7(b) and the Code, the Administrator may refund Excess Contributions for a Plan Year. The distribution of such Excess Contributions shall be made to Highly Compensated Participants to the extent practicable before the 15th day of the third month immediately following the Plan Year for which such Excess Contributions were made, but in no event later than the end of the Plan Year following such Plan Year or, in the case of the termination of the Plan, no later than the end of the 12-month period immediately following the date of such termination. The distribution of any Excess Contributions shall include an allocable share of "Income". For this purpose, "Income" means the income or loss allocable to Excess Contributions for the Plan Year and for the period between the end of the

                  Plan Year and the date of distribution (the "gap period"). The income or loss allocable to Excess Contributions for the Plan Year and the gap period is calculated separately and is determined by multiplying the income or loss for the Plan Year or the gap period by a fraction, the numerator of which is the Participant's Excess Contributions for the Plan Year, and the denominator of which is the sum of the Participant's 401(k) Contribution Account, Matching Contributions Account and Profit Sharing Account as of the end of such Plan Year, reduced by the gain allocable to such Accounts for the Plan Year and increased by the loss allocable to such Accounts for the Plan Year. In lieu of the "fractional method" described above, a "safe harbor" method may be used to allocate the allocable Income for the gap period. Under the safe harbor method, allocable income for the gap period shall be deemed equal to 10 percent of the Income allocable to Excess Contributions for the Plan Year multiplied by the number of calendar months in the gap period. For purposes of determining the number of months in the gap period, a distribution occurring on or before the 15th day of the month shall be treated as having been made on the last day of the preceding month and distribution occurring after such 15th day shall be treated as having been made on the first day of the following month.

              (2) The Employer may, in the discretion of the Board of
                  Directors after consulting with the Administrator, make additional contributions to the 401(k) Contribution Account of Non-Highly Compensated Participants, which additional contributions shall be qualified nonelective contributions as described in Section 401(m)(4)(C) of the Code and the regulations thereunder, up to an amount necessary to assure that the actual deferral percentage limitation described in
                  Section 4.7(b) is not exceeded in the Plan Year.

              (3) The Employer may, in the discretion of the Board of
                  Directors after consulting with the Administrator, make additional contributions to the 401(k) Contribution Account of Non-Highly Compensated Participants, which additional contributions shall be qualified matching contributions as described in IRS Regulations Section 1.401(k)-1(g)(13), or designate Matching Contributions made with respect to the Plan Year as qualified matching contributions, up to an amount necessary to assure that the actual deferral percentage limitation described in Section 4.7(b) is not exceeded in the Plan Year.

              (4) The Administrator is authorized to implement rules under which it may utilize any combination of the methods described in this Section 4.7(c) to assure that the limitations of
                  Section 4.7(b) are satisfied.

               (d) Forfeiture of Related Matching Contribution. Matching Contributions made in respect of any such refunded 401(k) Contributions (adjusted to reflect income in a manner comparable to the procedure described above) shall be forfeited in accordance with applicable Regulations.

               (e) The actual deferral percentages for Highly Compensated Participants and Non-Highly Compensated Participants shall be determined in accordance with any requirements established by applicable Treasury Regulations; and the foregoing provisions of this Section 4.7 shall be interpreted and administered in accordance with such Treasury Regulations.

4.8     CONTRIBUTION PERCENTAGE LIMITATION WITH RESPECT TO MATCHING
        CONTRIBUTIONS

               (a) For any Plan Year, the contribution percentage for the Highly Compensated Participant group shall not exceed the greater of (1) or (2) as follows:

               (1) the contribution percentage for the Non-Highly Compensated
                   Participant group, times 1.25, or

               (2) the contribution percentage for the Non-Highly Compensated
                   Participant group, times two (2), but only to the extent the contribution percentage for the Highly Compensated Participant group does not exceed the contribution percentage for the Non-Highly Compensated Participant group by more than two percentage points.

               The contribution percentage for each of the specified groups for a Plan year shall be the average of the ratios (calculated separately) for each Participant in such group of:

               (i) the aggregate amount of Matching Contributions made on his behalf for such year (other than those treated as qualified matching contributions for the Plan Year) and, if the Administrator so elects in accordance with and to the extent permitted by IRS Regulations, some or all of his 401(k) Contributions, to

               (ii) the eligible Employee's "Compensation" for such year.

        A Participant's contribution percentage shall be zero if no Matching Contributions are made on his behalf for such Plan Year.

               If the Plan and one or more other plans of the Employer are treated as one plan for purposes of Sections 401(a)(4) and 410(b) of the Code, all 401(k) Contributions or Matching Contributions of such plans shall be treated as being made under a single plan for purposes of this
        Section 4.8. The contribution ratio taken into account under this
        Section 4.8 for any Highly Compensated Participant who is eligible to receive Matching

Contributions under two or more plans described in Section 401(a) of the Code or arrangements described in Section 401(k) of the Code that are maintained by the Employer shall be determined as if all such contributions were made under a single plan. The determination and treatment of the contribution ratio of any Participant shall satisfy such other requirements as may be required by the Regulations.

      (b) The Administrator shall determine as of the end of the Plan Year, and at such time or times in its discretion, whether one of the contribution percentage tests specified in Section 4.8(a) is satisfied for such Plan Year. This determination shall be made after first determining the treatment of excess deferrals within the meaning of Section 402(g) of the Code under Section 4.7(a) and then determining the treatment of Excess Contributions under Section 4.7(b). In the event that neither of such contribution percentage tests is satisfied, the Administrator may either refund the Excess Aggregate Contributions in the manner described in Section 4.8.(b)(1), or make additional contributions on behalf of Non-Highly Compensated Participant, as provided in Section 4.8(b)(2).

      (1) The Administrator may distribute or forfeit the Excess Aggregate Contributions in the manner described in this Section 4.8(b). The distribution or forfeiture of such excess aggregate contributions shall be made with respect to such Highly Compensated Participants to the extent practicable before the 15th day of the third month immediately following the Plan Year for which such excess aggregate contributions were made, but in no event later than the end of the Plan Year following such Plan Year or, in the case of the termination of the Plan, no later than the end of the 12-month period immediately following the date of such termination. However, in no case may the amount of Excess Aggregate Contributions distributed or forfeited with respect to any Highly Compensated Participant exceed the amount of Matching Contributions made on behalf of the Highly Compensated Participant for the Plan Year. The distribution of any Excess Aggregate Contributions shall include an allocable share of "Income". For this purpose, "Income" means the income or loss allocable to Excess Aggregate Contributions for the Plan Year and for the period between the end of the Plan Year and the date of distribution (the "gap period"). The income or loss allocable to Excess Aggregate Contributions for the Plan Year and the gap period is calculated separately and is determined by multiplying the income or loss for the Plan Year or the gap period by a fraction, the numerator of which is the Participant's Excess Aggregate Contributions for the Plan Year, and the denominator of which is the Participant's Matching Contributions Account (including any portion of his 401(k) Contributions Account and Profit Sharing Account permitted to be treated as a Matching Contribution for purposes of applying the contribution percentage test under Section 4.8(a)) as of the end of such Plan Year, reduced by the gain allocable to such Account for the Plan Year and increased by the loss allocable to such Account for the Plan Year. In lieu of the "fractional method" described above, a "safe harbor" method may be used to allocate the allocable Income for the gap period. Under the safe harbor method, allocable income for the gap period shall be deemed equal to 10 percent of the Income allocable to Excess Aggregate Contributions for the Plan Year multiplied by the number of calendar months in the gap period. For purposes of determining the number of months in the gap period, a distribution occurring on or before the15th day of the month shall be treated as having been made on the last day of the preceding month and distribution occurring after such 15th day shall be treated as having been made on the first day of the following month.

      (2) The Employer may, in the discretion of the Board of Directors after consulting with the Administrator, make additional contributions to the Matching Contribution Account of Non-Highly Compensated Participants, which additional contributions shall be qualified nonelective contributions as described in Section 401(m)(4)(C) of the Code and the regulations thereunder, up to an amount necessary to assure that the contribution percentage limitation described in
          Section 4.8(b) is not exceeded in the Plan Year.

      (3) The Administrator is authorized to implement rules under which it may utilize any combination of the methods described in this
          Section 4.8(b) to assure that the limitations of this Section 4.8(b) are satisfied.

      (d) Multiple Use: If, with respect to one or more Highly Compensated Participants, the sum of the deferral percentage and the contribution percentage (as defined in Sections 4.7 and 4.8 respectively) exceeds the "Aggregate Limit" (as defined in Regulation Section 1.401(m)-2(b)(3)), then the contribution percentage of such Highly Compensated Participants shall be reduced, by the distribution or forfeiture of Matching Contributions (in accordance with the applicable Regulations and guidance pertaining to Code Section 401(m)(9)(A)) so that the Aggregate Limit is not exceeded. The amount by which each Highly Compensated Participant's contribution percentage amounts is reduced shall be treated as an Excess Aggregate Contribution. The deferral percentage and contribution percentage of the Highly Compensated Participants are determined after any corrective measures taken under Sections 4.7 and 4.8. Multiple use does not occur if either the deferral percentage or contribution percentage of the Highly Compensated Participants does not exceed 1.25 multiplied by the deferral percentage or contribution percentage of the Non-Highly Compensated Participants.

      (e) The contribution percentages for Highly Compensated Participants and Non-Highly Compensated Participants shall be determined in accordance with any requirements established by applicable Treasury Regulations; and the foregoing provisions of this Section 4.8 shall be interpreted and administered in accordance with such Treasury Regulations.

4.9     MAINTENANCE OF ACCOUNTS

        (a) The Administrator shall establish and maintain separate bookkeeping Accounts in the name of each Participant, to which the Administrator shall credit as of each Valuation Date all amounts allocated to each such Participant as hereafter set forth. To the extent necessary, the Administrator shall segregate the Participant's Account with respect to his interests derived from the Daedalus Pension Plan and the Daedalus 401(k) Plan (e.g., for purposes of preserving Code Section 411(d)(6) protected benefits).

        (b) The Employer shall provide the Administrator with all information required by the Administrator to make a proper allocation of the Employer's contribution for each year. Within a reasonable time after the date of receipt by the Administrator of such information, the Administrator shall allocate such contributions on the following basis:

            (1) Any 401(k) Contributions shall be allocated to each Participant's 401(k) Contribution Account in an amount equal to the amount deferred by each Participant in accordance with his Compensation reduction agreement under Section 4.5.

            (2) Any Matching Contributions shall be allocated to each Participant's Matching Contribution Account in accordance with
            Section 4.4.

            (3) Any Profit Sharing Contributions shall be allocated to the Participant's Profit Sharing Account.

            (4) Any Rollover Contributions shall be credited to the Employee's Rollover Contribution Account.

4.10    ALLOCATION OF PROFIT SHARING CONTRIBUTIONS, FORFEITURES AND EARNINGS

            (a) The Employer shall provide the Administrator with all information required by the Administrator to make a proper allocation of the Employer's Profit Sharing Contributions for each Plan Year. Within a reasonable period of time after the date of receipt by the Administrator of such information, the Administrator shall allocate such Profit Sharing Contribution, if any, to each Eligible Participant's Account in the same proportion that each such Eligible Participant's Compensation for the year bears to the total Compensation of all Eligible Participants for such year. A Participant is eligible to share in the allocation of Profit Sharing Contributions if he has completed 1,000 or more Hours of Service during the Plan Year.

               (b) All Matching Contributions which are forfeited shall (except to the extent applied under Section 4.11(d)) be reallocated to the Matching Contribution Accounts of Participants who made 401(k) Contributions during the Plan Year in which the Forfeiture occurred, in the proportion that each eligible Participant's 401(k) Contributions for the Plan Year bears to the total of all eligible Participant's 401(k) Contributions for the Plan Year. All Profit Sharing Contributions which are forfeited shall (except to the extent applied under Section 4.11(d)) be reallocated to the Profit Sharing Contribution Accounts of eligible Participants in the same manner as if the Forfeiture were a Profit Sharing Contribution.

               (c) As of each Valuation Date, any earnings or losses (including net appreciation or net depreciation) of the Trust Fund shall be allocated in the same proportion that each Participant's and Former Participant's "Adjusted Account" bears to the total of all Participants' "Adjusted Accounts". For purposes of this Section 4.11(d), the term "Adjusted Account" means a Participant's or Former Participant's Accounts determined as of the last preceding Valuation Date, plus any Employer Contributions allocated since the last Valuation Date, and minus any withdrawals or distributions occurring since the last Valuation Date. For purposes of determining a Participant's Adjusted Account, that portion of the Participant's Account invested in Company Stock shall be disregarded (although dividends on such Company Stock shall be allocated to the Participant's Account). Notwithstanding any provision to the contrary, to the extent individual Accounts are maintained for Participants for which Participants exercise investment discretion, all earnings, such as interest, dividends, realized and unrealized investment profits and losses, and expenses will be allocated to each Participant Account, in accordance with procedures established by the Administrator, as modified from time to time, and such Accounts shall not be considered to be Adjusted Accounts for purposes of this
        Section 4.11(c).

               (d) As of each Anniversary Date any amounts which became Forfeitures since the last Anniversary Date shall first be applied to proportionally reduce the Employer's Top-Heavy minimum contribution obligation under Article II hereof, if any, then to restore contributions required to restore a Participant's Account under Section 7.4(f), and finally shall be allocated among Participants as provided in
        Section 4.11(b). Provided, however, that in the event the allocation of Forfeitures provided herein shall cause the "annual addition" (as defined in Section 4.11) to any Participant's Account to exceed the amount allowable by the Code, the excess shall be reallocated in accordance with Section 4.13.

               (e) Minimum Allocations Required for Top Heavy Plan Years:
        Notwithstanding the foregoing, for any Top Heavy Plan Year, the sum of the Employer Contributions and Forfeitures allocated to the Participant's Accounts of each Non-Key Employee shall be equal to at least three percent (3%) of such Non-Key Employee's "415 Compensation" (reduced by Employer Contributions and Forfeitures, if any, allocated to each Non-Key Employee in any defined contribution plan included with this plan in a

        Required Aggregation Group). However, if the sum of the Employer Contributions and Forfeitures allocated to the Participant's Account of each Key Employee for such Top Heavy Plan Year is less than three percent (3%) of each Key Employee's "415 Compensation", the sum of the Employer Contributions and Forfeitures allocated to the Participant's Account of each Non-Key Employee shall be equal to the largest percentage allocated to the Participant's Accounts of any Key Employee. For purposes of the minimum allocations set forth above, the percentage allocated to the Participant's Account of any Key Employee shall be equal to the ratio of the sum of the Employer Contributions and Forfeitures allocated on behalf of such Key Employee divided by the "415 Compensation" for such Key Employee. For any Top Heavy Plan Year, the minimum allocations shall be allocated to the Profit Sharing Account of all Non-Key Employees who are Participants and who are employed by the Employer on the last day of the Plan Year, including Non-Key Employees who have (1) failed to complete a Year of Service; and (2) declined to make mandatory contributions (if required) to the Plan.

               (f) If a Former Participant is reemployed after five (5) consecutive 1-Year Breaks in Service, then separate Accounts shall be maintained as follows:

               (1) Accounts for nonforfeitable benefits attributable to pre-break service; and

               (2) Accounts representing his status in the Plan attributable to post-break service.

4.11    MAXIMUM ANNUAL ADDITIONS

               (a) Notwithstanding the foregoing, the maximum "annual additions" credited to a Participant's accounts for any Limitation Year shall equal the lesser of: (1) $30,000 (adjusted from time to time in accordance with Code Section 415(d)), or (2) twenty-five percent (25%) of the Participant's "415 Compensation".

               (b) For purposes of applying the limitations of Code Section 415, "annual additions" means the sum credited to a Participant's Accounts for any Limitation Year of (1) Employer Contributions, (2) 401(k) contributions, (3) employee after-tax contributions, (4) Forfeitures,
        (5) amounts allocated to an individual medical account, as defined in Code Section 415(l)(2) which is part of a pension or annuity plan maintained by the Employer and (6) amounts derived from contributions which are attributable to post-retirement medical benefits allocated to the separate account of a key employee (as defined in Code Section 419A(d)(3)) under a welfare benefit plan (as defined in Code Section 419(e)) maintained by the Employer. Except, however, the "415 Compensation" percentage limitation referred to in paragraph (a)(2) above shall not apply to: (1) any contribution for medical benefits (within the meaning of Code Section 419A(f)(2)) after separation from service which is otherwise treated as an "annual addition", or (2) any amount otherwise treated as an "annual addition" under Code Section 415(l)(1).

               (c) For purposes of applying the limitations of Code Section 415, the following are not "annual additions": (1) the transfer of funds from one qualified plan to another, (2) rollover contributions (as defined in Code Sections 402(a) (5), 403(a)(4), 403(b)(8) and 408(d)(3)); (3)
        repayments of loans made to a Participant from the Plan; (4) repayments of distributions received by an Employee pursuant to Code Section 411(a)(7)(B) (cash-outs); and (5) repayments of distributions received by an Employee pursuant to Code Section 411(a)(3)(D) (mandatory contributions).

               (d) If in addition to this Plan, the Participant is covered under another qualified defined contribution plan maintained by the Employer or an Affiliated Employer, such plans shall be treated as a single plan for purposes of applying the provisions of this Section 4.11.

               (e) If an Employee is (or has been) a Participant in one or more defined benefit plans and one or more defined contribution plans maintained by the Employer, the sum of the defined benefit plan fraction (as defined in Code Section 415(e)(2)) and the defined contribution plan fraction (as defined in Code Section 415(e)(3)) for any "limitation year" may not exceed 1.0. In that case, the annual additions under this Plan shall be reduced, but only to the extent necessary to ensure that such limitation is not exceeded. This provision shall not apply for Plan Years commencing on or after January 1, 2000.

               (f) For the purpose of this Section, all qualified defined benefit plans (whether terminated or not) ever maintained by the Employer shall be treated as one defined benefit plan, and all qualified defined contribution plans (whether terminated or not) ever maintained by the Employer shall be treated as one defined contribution plan.

               (g) Notwithstanding anything contained in this Section to the contrary, the limitations, adjustments and other requirements prescribed in this Section shall at all times comply with the provisions of Code
        Section 415 and the Regulations thereunder, the terms of which are specifically incorporated herein by reference.

4.12    ADJUSTMENT FOR EXCESSIVE ANNUAL ADDITIONS

               (a) If, as a result of the allocation of Forfeitures, a reasonable error in estimating a Participant's Compensation, a reasonable error in determining the amount of 401(k) Contributions that may be made with respect to any Participant under the Section 415 limitations, or other facts and circumstances to which Regulation 1.415-6(b)(6) shall be applicable, the "annual additions" under this Plan would cause the maximum "annual additions" to be exceeded for any Participant, the Administrator shall reduce "annual additions" in the following manner, and consistent with Code Section 415 and the Regulations thereunder:

               (1) If the Participant is also a participant in any other qualified plan maintained by the Employer or an Affiliated Employer, such Participant's annual additions shall first be reduced in accordance with the terms of such plan.

               (2) Any 401(k) Contributions (adjusted for investment performance, if ascertainable) to the extent they would reduce annual additions to the maximum permitted amount, shall be distributed to the Participant.

               (3) Any Matching Contributions, to the extent they would reduce annual additions to the maximum permitted amounts, shall be treated as a Matching Contribution for the year and used to reduce the amount of Matching Contributions actually made for such year and each succeeding year, if necessary.


              (4) Any Profit Sharing Contributions, to the extent they would reduce annual additions to the maximum permitted amounts, shall be treated as an additional Profit Sharing Contribution for the year such reduction would occur and be reallocated to Participants as of the last day of such year, if necessary.
4.13  ROLLOVER CONTRIBUTIONS

               (a) Within the discretion of the Administrator, the Plan may receive any amounts theretofore received by an Eligible Employee from a qualified plan, either directly within 60 days after such receipt, or through the medium of an individual retirement account (IRA), provided that such contribution does not consist of nor does the IRA contain any assets other than those attributable to prior employer contributions under a qualified plan. In addition, the Plan may receive a direct payment of "eligible rollover distributions" (as defined in Section 7.11) from another qualified plan, which amounts shall be deemed "direct rollover" contributions. No transfer shall be permitted, however, unless in the opinion of legal counsel for the Employer, the transfer will not jeopardize the tax exempt status of the Plan or Trust or create adverse tax consequences for the Employer. Amounts in a Participant's Rollover Account shall be subject to the provisions of this Plan, and such amounts shall not be subject to Forfeiture for any reason and may not be withdrawn by, or distributed to the Participant, in whole or in part, except as provided in Section 7 of the Plan. The Participant's Rollover Account shall be invested as part of the general Trust and shall share in any income earned thereon, any investment gains and losses attributable thereto, less any expenses, pursuant to the terms of this Plan.

               (b) For purposes of this Section the term "amounts transferred from another qualified plan" shall mean: (1) distributions received by an Employee from another qualified Plan which are eligible for tax free rollover to a qualified plan and which are transferred by the Employee to this Plan within 60 days following his receipt thereof; (2) amounts transferred to this Plan from a conduit individual retirement account provided that the conduit individual retirement account has no assets other than assets which (A) were eligible for tax free rollover to a qualified plan and (B) were deposited in such conduit individual retirement account within 60 days of receipt thereof and other than earnings on said assets; and (3) amounts distributed to the Employee from a conduit individual retirement account meeting the requirements of clause (2) above, and transferred by the Employee to this Plan within 60 days of his receipt thereof from such conduit individual retirement account. Prior to accepting any transfers to which this Section applies, the Administrator may require the Employee to establish that the amounts to be transferred to this Plan meet the requirements of this Section and may also require the Employee to provide an opinion of counsel satisfactory to the Employer that the amounts to be transferred meet the requirements of this Section.

               (c) The Administrator shall not accept a distribution from any other qualified retirement plan if the Administrator determines that the transfer of such interest (1) would impose upon this Plan requirements as to the form of distribution that would not otherwise apply herein,
        (2) would otherwise result in elimination of Code Section 411(d)(6) protected benefits, or (3) would cause the Plan to be a direct or indirect transferee of a plan to which the joint and survivor annuity requirements of Sections 401(a)(11) and 417 of the Code apply.

4.14    QUALIFIED MILITARY SERVICE

        Notwithstanding any provision of this Plan to the contrary, contributions, benefits and service credits with respect to qualified military service will be provided in accordance with Section 414(u) of the Code.

                                    ARTICLE V
                          FUNDING AND INVESTMENT POLICY

5.1     INVESTMENT POLICY

               (a) Up to 100 percent of the Profit Sharing Accounts and Matching Contributions Accounts may be invested in Company Stock.

               (b) With due regard to subparagraph (a) above, the Administrator may also direct the Trustee to invest funds under the Plan in other property described in the Trust or in life insurance policies to the extent permitted by subparagraph (c) below, or the Trustee may hold such funds in cash or cash equivalents, all pursuant to an investment policy determined by the Trustee or its delegate and as in effect from time to time.

               (c) With due regard to subparagraph (a) above, the Administrator may also direct the Trustee to invest funds under the Plan in insurance policies on the life of any "keyman" Employee. The proceeds of a "keyman" insurance policy may not be used for the repayment of any indebtedness owed by the Plan which is secured by Company Stock. In the event any "keyman" insurance is purchased by the Trustee, the premiums paid thereon during any Plan Year, net of any policy dividends and increases in cash surrender values, shall be treated as the cost of Plan investment and any death benefit or cash surrender value received shall be treated as proceeds from an investment of the Plan.

               (d) All purchases of Company Stock shall be made at a price which, in the judgment of the Administrator, does not exceed the fair market value thereof. All sales of Company Stock shall be made at a price which, in the judgment of the Administrator, is not less than the fair market value thereof. The valuation rules set forth in Article VI shall be applicable.

5.2     PARTICIPANT DIRECTED INVESTMENTS

               (a) The Administrator, in its sole discretion, may make a determination to rely on Section 404(c) of ERISA, as such section relates to Participant investment direction regarding the investment of all or any part of the Plan assets under the profit sharing portion of the Plan. In the event of a decision to comply with Section 404(c) of ERISA, the Administrator shall establish rules and regulations and administer the profit sharing portion of the Plan in a manner consistent with the disclosure, confidentiality and other provisions of Section 404(c) of ERISA and the regulations promulgated thereunder.

               (b) In the event that reliance on Section 404(c) is sought with respect to any portion of the Plan, the Administrator shall have the exclusive authority and discretion to direct the Trustee to establish one or more investment funds for the investment of the assets of the Trust fund. Such investment funds may include, but need not be limited to, (i) mutual fund(s) managed by an investment company or companies selected by the

        Administrator, (ii) collective investment trusts, (iii) unit investment trusts and (iv) annuities. In making such direction, the Administrator shall use the care, skill, prudence and diligence under the circumstances then prevailing that a prudent person acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims. The Administrator may, at any time, direct that a new investment fund or funds be established and/or discontinue an existing investment fund or funds. The assets constituting each investment fund shall be segregated and kept separate from the assets constituting the other investment funds. All dividends, interest and other income of, as well as any cash received from the sale or exchange of securities or other property of an investment fund, shall be invested and reinvested in the same investment fund.

               (c) If the Trustee receives any contribution under the Plan as to which written instructions directing its investment are not in effect, the Trustee may, in its discretion, either (i) hold all or a portion of the contribution uninvested without liability for loss of income or appreciation pending receipt of proper investment direction, or (ii) hold all or any portion of the contribution in savings accounts and other types of time or demand deposits with any financial institution.

               (d) Such of the Participant's Accounts as the Administrator shall permit the direction of Participants shall be invested, by means of providing the Appropriate Form to the Administrator or its delegate, in one or more of the investment funds, allocated in whole percentages totaling 100%.

               (e) The Participant shall receive written confirmation of the Participant's investment instructions as soon as reasonably practicable after such instructions are given. Notwithstanding the above, the Trustee or the Administrator may decline to follow a Participant's investment direction if doing so would result in a non-exempt prohibited transaction under Section 4975 of the Code and/or 406 of ERISA, or any transaction which, if implemented, would give rise to an event described in DOL Regulations Section 2550.404c-1(d)(2)(ii).

               (f) Notwithstanding the provisions of this Section 5.2 to the contrary, no Participant may direct the disposition of Company Stock contributed to the Plan after June 30, 1998 and held in his Profit Sharing Account or Matching Contributions Account.

                                   ARTICLE VI
                                   VALUATIONS

6.1     VALUATION OF THE TRUST FUND

        The Administrator shall direct the Trustee, as of each Anniversary Date, and at such other date or dates deemed necessary by the Administrator, herein called "valuation date", to determine the net worth of the assets comprising the Trust Fund as it exists on the "valuation date." In determining such net worth, the Trustee shall value the assets comprising the Trust Fund at their fair market value as of the "valuation date" and shall deduct all expenses for which the Trustee has not yet obtained reimbursement from the Employer or the Trust Fund.

6.2     METHOD OF VALUATION

        Valuations must be made in good faith and based on all relevant factors for determining the fair market value of securities. In the case of a transaction between a Plan and a disqualified person, value must be determined as of the date of the transaction. For all other Plan purposes, value must be determined as of the most recent date under the Plan. An independent appraisal will not in itself be a good faith determination of value in the case of a transaction between the Plan and a disqualified person. However, in other cases, a determination of fair market value based on at least an annual appraisal independently arrived at by a person who customarily makes such appraisals and who is independent of any party to the transaction will be deemed to be a good faith determination of value.

                                   ARTICLE VII
                   DETERMINATION AND DISTRIBUTION OF BENEFITS

7.1     DETERMINATION OF BENEFITS UPON RETIREMENT

        Every Participant may terminate his employment with the Employer and retire for the purposes hereof on his Normal Retirement Date or Early Retirement Date. However, a Participant may postpone the termination of his employment with the Employer to a later date, in which event the participation of such Participant in the Plan, including the right to receive allocations pursuant to
Article IV, shall continue until his Late Retirement Date. As soon as administratively feasible after the Participant's retirement on or after his Normal Retirement Date, Late Retirement Date or Early Retirement Date, but in no event later than one (1) year after the close of the Plan Year in which such Participant's retirement occurs, the Participant will be distributed his Account, determined as of the Valuation Date preceding the date of distribution, in accordance with Sections 7.5 and 7.6. Participants shall become fully Vested in their Accounts upon their Normal Retirement Date.

7.2     DETERMINATION OF BENEFITS UPON DEATH

               (a) Upon the death of a Participant before his Annuity Starting Date, all amounts credited to such Participant's Accounts shall become fully Vested. Within a reasonable period after the Participant's death, but in no event later than one (1) year after the close of the Plan Year in which such Participant's death occurs, the Administrator shall direct the Trustee, in accordance with the provisions of Sections 7.5 and 7.6, to distribute the value of the deceased Participant's Accounts to the Participant's Beneficiary, determined as of the Valuation Date preceding the date of distribution.

               (b) Upon the death of a Participant after his Annuity Starting Date, the Administrator shall direct the Trustee, in accordance with the provisions of Sections 7.5 and 7.6, to distribute any remaining Vested amounts credited to the Accounts of a deceased Former Participant to such Former Participant's Beneficiary.

               (c) The Administrator may require such proper proof of death and such evidence of the right of any person to receive payment of the value of the account of a deceased Participant or Former Participant as the Administrator may deem desirable. The Administrator's determination of death and of the right of any person to receive payment shall be conclusive.

               (d) The Beneficiary of the death benefit payable pursuant to this Section shall be the Participant's spouse. Except, however, the Participant may designate a Beneficiary other than his spouse if:

               (1) the spouse has waived the right to be the Participant's Beneficiary, or

               (2) the Participant is legally separated or has been abandoned
                   (within the meaning of local law) and the Participant has a court order to such effect (and there is no "qualified domestic relations order" as defined in Code Section 414(p) which provides otherwise), or


               (3) the Participant has no spouse, or

               (4) the spouse cannot be located.

               In such event, the designation of a Beneficiary shall be made on the Appropriate Form. A Participant may at any time revoke his designation of a Beneficiary or change his Beneficiary by filing written notice of such revocation or change with the Administrator. However, the Participant's spouse must again consent in writing to any change in Beneficiary unless the original consent acknowledged that the spouse had the right to limit consent only to a specific Beneficiary and that the spouse voluntarily elected to relinquish such right. In the event no valid designation of Beneficiary exists at the time of the Participant's death, the death benefit shall be payable to his estate.

               (e) Any consent by the Participant's spouse to waive any rights to the death benefit must be in writing, must acknowledge the effect of such waiver, and be witnessed by a Plan representative or a notary public. Further, the spouse's consent must be irrevocable and must acknowledge the specific nonspouse Beneficiary.

7.3     DETERMINATION OF BENEFITS IN EVENT OF DISABILITY

        In the event of a Participant's Total and Permanent Disability prior to his Retirement Date or other termination of his employment, all amounts credited to such Participant's Accounts shall become fully Vested. The Trustee, in accordance with the provisions of Sections 7.5 and 7.6, shall distribute to such Participant all amounts credited to such Participant's Accounts, determined as of the Valuation Date preceding the date of distribution. Unless the Participant elects to defer receipt of the distribution pursuant to Section 7.5, distribution shall commence as soon as administratively practicable after it is determined that the Participant is Totally and Permanently Disabled, but in no event later than one (1) year after the close of the Plan Year in which such Participant's Total and Permanent Disability is determined.

7.4     DETERMINATION OF BENEFITS UPON TERMINATION

               (a) On or before the Anniversary Date coinciding with or subsequent to the termination of a Participant's employment for any reason other than death, Total and Permanent Disability or Retirement, the Administrator may direct the Trustee to segregate the amount of the Vested portion of such Terminated Participant's Accounts and invest the aggregate amount thereof in a separate, federally insured savings account, certificate of deposit, common or collective trust fund of a bank or a deferred annuity. In the event the Vested portion of a Participant's Account is not segregated, the amount shall remain in a separate account for the Terminated Participant and share in allocations pursuant to Section 4.10 until such time as a distribution is made to the Terminated Participant.

               Distribution due to a Terminated Participant shall be made on the occurrence of an event which would result in the distribution had the Terminated Participant remained in the employ of the Employer (upon the Participant's death, Total and Permanent Disability, Normal Retirement or Early Retirement). However, the Administrator shall direct the Trustee to distribute the entire Vested portion of the Terminated Participant's Account (1) as soon as administratively practical after the Participant's termination of employment, with respect to the Participant's 401(k) Contributions Account, and (2) with respect to the remainder of the Participant's Account, after the close of the Plan Year during which the Participant terminates employment, or at anytime afterwards, provided that in each case the Participant properly consents to receive the distribution. However, if such Terminated Participant is reemployed by the Employer before distribution is required to commence under this paragraph, such distribution shall be postponed. Any distribution under this paragraph shall be made in a manner which is consistent with and satisfies the provisions of Sections 7.5 and 7.6, including all notice and consent requirements of Code Sections 411(a)(11) and 417 and the Regulations thereunder. Distributions shall be made as soon as administratively practicable after the distribution event or request, determined as of the Valuation Date immediately preceding the distribution. For purposes of this Section 7.4, if the value of a Terminated Participant's Vested Accounts is zero, the Terminated Participant shall be deemed to have received a distribution of such Vested Accounts.

               (b) A Participant shall at all times be fully vested in his 401(k) Contributions Account and his Rollover Account. The Vested portion of any Participant's Matching Contribution Account and Profit Sharing Account shall be a percentage of the total amount credited to such Accounts determined on the basis of the Participant's number of Years of Service according to the following schedule:

               Years of Service                     Percentage
                      0 - 2                           0%
                        3                             20%
                        4                             40%
                        5                             60%
                        6                             80%
                        7 or more                     100%

               (c) Notwithstanding the vesting schedule provided for in paragraph (b) above, for any Top Heavy Plan Year, the Vested portion of the Matching Contribution Account and Profit Sharing Account of any Participant who has an Hour of Service after the Plan becomes top heavy shall be a percentage of the total amount credited to such Accounts determined on the basis of the Participant's number of Years of Service according to the following schedule:

                                Vesting Schedule

                   Years of Service                 Percentage
                      Less than 2                          0%
                        2                                  20%
                        3                                  40%
                        4                                  60%
                        5                                  80%
                      6 or more                           100%





               If in any subsequent Plan Year, the Plan ceases to be a Top Heavy Plan, the Administrator shall revert to the vesting schedule in effect before this Plan became a Top Heavy Plan. Any such reversion shall be treated as a Plan amendment pursuant to the terms of the Plan.

               (d) Notwithstanding the vesting schedule above, upon the complete discontinuance of the Employer's contributions to the Plan or upon any full or partial termination of the Plan, all amounts credited to the Accounts of any affected Participant shall become 100% Vested and shall not thereafter be subject to Forfeiture.

               (e) The computation of a Participant's nonforfeitable percentage of his interest in the Plan shall not be reduced as the result of any direct or indirect amendment to this Plan. For this purpose, the Plan shall be treated as having been amended if the Plan provides for an automatic change in vesting due to a change in top heavy status. In the event that the Plan is amended to change or modify any vesting schedule, a Participant with at least three (3) Years of Service as of the expiration date of the election period may elect to have his nonforfeitable percentage computed under the Plan without regard to such amendment. If a Participant fails to make such election, then such Participant shall be subject to the new vesting schedule. The Participant's election period shall commence on the adoption date of the amendment and shall end 60 days after the latest of:

               (1)    the adoption date of the amendment,

               (2)    the effective date of the amendment, or

               (3) the date the Participant receives written notice of the amendment from the Employer or Administrator.

               (f) (1) If any Former Participant shall be reemployed by the Employer before five (5) consecutive 1-Year Breaks in Service, and such Former Participant had received, or was deemed to have received, a distribution of his entire Vested interest prior to his reemployment, his forfeited account shall be reinstated only if he repays the full amount distributed to him before the earlier of five (5) years after the first date on which the Participant is subsequently reemployed by the Employer or the close of the first period of five (5) consecutive 1-Year Breaks in Service commencing after the distribution, or in the event of a deemed distribution, upon the reemployment of such Former Participant. In the event the Former Participant does repay the full amount distributed to him, or in the event of a deemed distribution, the undistributed portion of the Participant's Accounts must be restored in full, unadjusted by any gains or losses occurring subsequent to the Valuation Date coinciding with or preceding his termination. The source for such reinstatement shall first be any Forfeitures occurring during the year in which repayment occurs. If such source is insufficient, then the Employer shall contribute an amount which is sufficient to restore any such forfeited Accounts provided, however, that if a discretionary contribution is made for such year, such contribution shall first be applied to restore any such Accounts and the remainder shall be allocated in accordance with Article IV.

                      (2) If any Former Participant is reemployed after a 1-Year Break in Service has occurred, Years of Service shall include Years of Service prior to his 1-Year Break in Service subject to the following rules:

                      (i) If a Former Participant has a 1-Year Break in Service, his pre-break and post-break service shall be used for computing Years of Service for eligibility and for vesting purposes only after he has been employed for one (1) Year of Service following the date of his reemployment with the Employer;

                      (ii) Any Former Participant who under the Plan does not have a nonforfeitable right to any interest in the Plan resulting from Employer contributions shall have Years of Service credited prior to the 1-Year Break in Service disregarded if his consecutive 1-Year Breaks in Service equal or exceed five (5); and

                      (iii) After five (5) consecutive 1-Year Breaks in Service, a Former Participant's Vested Account balance attributable to pre-break service shall not be increased as a result of post-break service.

7.5     DISTRIBUTION OF BENEFITS

        (a)    Form of Distribution

               (1) Except as provided in Section 7.5(b), the Administrator, pursuant to the election of the Participant, shall direct the Trustee to distribute to a Participant or his Beneficiary any amount to which he is entitled in one or more of the following methods:

                      (A)    One lump-sum payment;

                      (B) Payments over a period certain in monthly, quarterly, semiannual, or annual cash installments over a period not exceeding fifteen years; or

                      (C) Payments over a period certain in monthly, quarterly, semiannual, or annual cash installments over a period not exceeding the Participant's life expectancy, which shall be recalculated annually.

        (b)    (1)    If the Participant elects to receive his Accounts over
                      his life expectancy, the Participant is married and alive on his Annuity Starting Date, he shall receive the value of all of his Accounts under the Plan in the form of a joint and survivor annuity. The joint and survivor annuity is an annuity that commences immediately and shall be equal in value to a single life annuity. Such joint and survivor benefits following the Participant's death shall continue to the spouse during the spouse's lifetime at a rate equal to 50 percent of the rate at which such benefits were payable to the Participant. The
                      Participant may elect to have any annuity provided for in this Section distributed upon the attainment of the "earliest retirement age" under the Plan. The earliest retirement age" is the earliest date on which, under the Plan, the Participant could elect to receive retirement benefits.

               (2) The Participant may elect to waive the joint and survivor annuity payment. Any election to waive the joint and survivor annuity must be made by the Participant in writing during the election period and be consented to by the Participant's spouse. If the spouse is legally incompetent to give consent, the spouse's legal guardian, even if such guardian is the Participant, may give consent. Such election shall designate a Beneficiary (or a form of benefits) that may not be changed without spousal consent (unless the consent of the spouse expressly permits designations by the Participant without the requirement of further consent by the spouse). Such spouse's consent shall be irrevocable and must acknowledge the effect of such election and be witnessed by a Plan representative or a notary public. Such consent shall not be required if it is established to the satisfaction of the Administrator that the required consent cannot be obtained because there is no spouse, the spouse cannot be located, or other circumstances that may be prescribed by Regulations. The election made by the Participant and consented to by his spouse may be revoked by the Participant in writing without the consent of the spouse at any time during the election period. The number of revocations shall not be limited. Any new election must comply with the requirements of this paragraph. A former spouse's waiver shall not be binding on a new spouse.

               (3) The election period to waive the joint and survivor annuity shall be the 90 day period ending on the Annuity Starting Date.

               (4) With regard to the election, the Administrator shall provide to the Participant no less than 30 days and no more than 90 days before the Annuity Starting Date a written explanation of:

                      (A) the terms and conditions of the joint and survivor annuity, and

                      (B) the Participant's right to make, and the effect of, an election to waive the joint and survivor annuity, and

                      (C) the right of the Participant's spouse to consent to any election to waive the joint and survivor annuity, and

                      (D) the right of the Participant to revoke such election, and the effect of such revocation.

                      The Participant (and spouse, if married, may waive the 30-day period if the distribution of the elected form of benefit commences more than 7 days after the Participant (and spouse, if married) was provided the written explanation.

               (d) If the Participant's Vested Accounts do not exceed $5,000 and have never exceeded $5,000 at the time of any prior distribution, the Administrator shall distribute such benefit without such Participant's consent no later than the close of the Plan Year which follows the Plan Year in which the Participant's termination of employment occurs.

               (e) Any distribution to a Participant whose Vested Accounts exceed, or have ever exceeded, $5,000 at the time of any prior distribution shall require such Participant's consent if such distribution commences prior to his Normal Retirement Age. With regard to this required consent:

               (1) No consent shall be valid unless the Participant has received a general description of the material features and an explanation of the relative values of the optional forms of benefit available under the Plan that would satisfy the notice requirements of Code Section 417.

               (2) The Participant must be informed of his right to defer receipt of the distribution. If a Participant fails to consent, it shall be deemed an election to defer the commencement of payment of any benefit.

               (3) Notice of the rights specified under this paragraph shall be provided no less than 30 days and no more than 90 days before the first day on which all events have occurred which entitle the Participant to such benefit. However, such distribution may commence less than 30 days after the notice required under the preceding sentence is given, provided that: (A) the Administrator clearly informs the Participant that the Participant has a right to a period of at least 30 days after receiving the notice to consider the decision of whether or not to elect a distribution, and (B) the Participant, after receiving the notice, affirmatively elects a distribution.

               (4) Written consent of the Participant to the distribution must not be made before the Participant receives the notice described in (3) above.

               (5) No consent shall be valid if a significant detriment is imposed under the Plan on any Participant who does not consent to the distribution.

               (f) Distributions of a Participant's Account after a Valuation Date shall not be credited with earnings or losses from the Valuation Date to the date of distribution.

               (g) Notwithstanding any provision in the Plan to the contrary, the distribution of a Participant's benefits shall be made in accordance with the following requirements and shall otherwise comply with Code
        Section 401(a)(9) and the Regulations thereunder (including Regulation 1.401(a)(9)-2), the provisions of which are incorporated herein by reference):

               (1) A Participant's benefits shall be distributed to him not later than April 1st of the calendar year following the calendar year in which (i) in the case of a 5-percent owner (as defined in Code Section 416(i)), the Participant attains age 70 1/2, or (ii) in the case of a Participant who is not a 5-percent owner (as herein defined), the Participant attains age 70 1/2 or retires, whichever occurs later. Alternatively, distributions to a Participant must begin no later than the applicable April 1st as determined under the preceding sentence and must be made over a period certain measured by the life expectancy of the Participant (or the life expectancies of the

                      Participant and his designated Beneficiary) in accordance with Regulations.

               (2) Distributions to a Participant and his Beneficiaries shall only be made in accordance with the incidental death benefit requirements of Code Section 401(a)(9)(G) and the Regulations thereunder.

               (h) A Vested Participant who has been married for at least one year and dies before his Annuity Starting Date, having properly elected to receive his Accounts in the form of a life annuity, shall have his Accounts paid as a Pre-Retirement Survivor Annuity. Otherwise, the Participant shall have his death benefit paid in a lump sum to his Beneficiary.

               (i) If the Participant has not received a distribution of his Participant Account prior to his death, the Participant's Account must be distributed to the Participant's Beneficiary not later than the close of the last day of the Plan Year which includes the fifth anniversary of the Participant's death. However, if the Beneficiary is the Participant's spouse, distribution must occur no later than the Plan Year in which the Participant would have attained age 70 1/2. If the Participant's spouse dies before the Participant's Accounts are distributed, the preceding sentence shall be applied as if the spouse were the Participant.

               (j) Unless a Former Participant elects in writing to defer the receipt of benefits (such election may not result in a death benefit that is more than incidental), the payment of benefits shall begin not later than the 60th day after the close of the Plan Year in which the latest of the following events occurs:

               (1)  the date on which the Participant attains the earlier of age 65 or the Normal Retirement Age specified herein;

               (2) the 10th anniversary of the year in which the Participant commenced participation in the Plan; or

               (3) the date the Participant terminates his service with the Employer.

7.6     HOW PLAN BENEFIT WILL BE DISTRIBUTED

        Distributions will be in cash, unless the Participant's Accounts are comprised of investments which are directed by him and which may be directly transferred to an eligible retirement plan (as defined in Code Section 401(a)(31)), in which case the Participant may elect to have such assets distributed in-kind.

7.7     DISTRIBUTION FOR MINOR BENEFICIARY

        In the event a distribution is to be made to a minor, then the Administrator may direct that such distribution be paid to the legal guardian, or if none, to a parent of such Beneficiary or a responsible adult with whom the Beneficiary maintains his residence, or to the custodian for such Beneficiary under the Uniform Gift to Minors Act or Gift to Minors Act, if such is permitted by the laws of the state in which said Beneficiary resides. Such a payment to the legal guardian, custodian or parent of a minor Beneficiary shall fully discharge the Trustee, Employer, and Plan from further liability on account thereof.

7.8     LOCATION OF PARTICIPANT OR BENEFICIARY UNKNOWN

        In the event that all, or any portion, of the distribution payable to a Participant or his Beneficiary hereunder shall, at the Participant's attainment of his Normal Retirement Age, remain unpaid solely by reason of the inability of the Administrator, after sending a registered letter, return receipt requested, to the last known address, and after further diligent effort, to ascertain the whereabouts of such Participant or his Beneficiary, the amount so distributable shall be treated as a Forfeiture pursuant to the Plan. In the event a Participant or Beneficiary is located subsequent to his benefit being reallocated, such benefit shall be restored.

7.9     NONTERMINABLE PROTECTIONS AND RIGHTS

        This Section exists in the Plan because the Plan holds assets formerly attributable to the ESOP. No Company Stock acquired by the ESOP with the proceeds of an exempt loan hereof may be subject to a put, call, or other option, or buy-sell or similar arrangement when held by and when distributed from the Trust Fund, whether or not the Plan is then an ESOP. The protections and rights granted in this Section are nonterminable, and such protections and rights shall continue to exist under the terms of this Plan so long as any Company Stock acquired under the ESOP with the proceeds of an exempt loan hereof is held by the Trust Fund or by any Participant or other person for whose benefit such protections and rights have been created, and neither the repayment of such loan nor the failure of the Plan to be an ESOP, nor an amendment of the Plan shall cause a termination of said protections and rights.

7.10    QUALIFIED DOMESTIC RELATIONS ORDER DISTRIBUTION

        All rights and benefits, including elections, provided to a Participant in this Plan shall be subject to the rights afforded to any "alternate payee" under a "qualified domestic relations order." Furthermore, a distribution to an "alternate payee" shall be permitted if such distribution is authorized by a "qualified domestic relations order," even if the affected Participant has not separated from service and has not reached the "earliest retirement age" under the Plan. For the purposes of this Section, "alternate payee," "qualified domestic relations order" and "earliest retirement age" shall have the meaning set forth under Code Section 414(p).

7.11    DIRECT ROLLOVER

               (a) Notwithstanding any provision of the Plan to the contrary that would otherwise limit a distributee's election under this Section, a distributee may elect, at the time and in the manner prescribed by the Plan Administrator, to have any portion of an eligible rollover distribution paid directly to an eligible retirement plan specified by the distributee in a direct rollover.

               (1) An eligible rollover distribution is any distribution of all or any portion of the balance to the credit of the distributee, except that an eligible rollover distribution does not include: any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the distributee or the joint lives (or joint life expectancies) of the distributee and the distributee's designated beneficiary, or for a specified period of ten years or more; any distribution to the extent such distribution is required under section 401(a) (9) of the Code; and the portion of any distribution that is not includable in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities).

               (2) An eligible retirement plan is an individual retirement account described in section 408(a) of the Code, an individual retirement annuity described in section 408(b) of the Code, an annuity plan described in section 403(a) of the Code, or a qualified trust described in section 401(a) of the Code, that accepts the distributee's eligible rollover distribution. However, in the case of an eligible rollover distribution to the surviving spouse, an eligible retirement plan is an individual retirement account or individual retirement annuity.

               (3) A distributee includes an Employee or former Employee. In addition, the Employee's or former Employee's surviving spouse and the Employee's or former Employee's spouse or former spouse who is the alternate payee under a qualified domestic relations order, as defined in section 414(p) of the Code, are distributees with regard to the interest of the spouse or former spouse.

               (4) A direct rollover is a payment by the Plan to the eligible retirement plan specified by the distributee.

7.12    LOANS

               (a) Upon authorization by the Administrator of a loan program to be administered pursuant to this Section 7.12, a Participant who is employed by an Employer and, to the extent required by Department of Labor Regulations, any former Employee who is a participant and a party-in-interest (as defined in Section 3(14) of the Act) shall be entitled to obtain a loan from his 401(k) Contributions Account under the Plan, subject to the restrictions set forth herein. Any loan hereunder shall not be for less than $1,000.

               (b)    No loan to a Participant may exceed the lesser of:

               (1) $50,000, reduced by the greater of (a) the outstanding balance of loans from the Plan to the Participant on the date the loan is made, or (b) the highest outstanding balance of loans from the Plan to the participant during the one-year period ending on the day before the date the loan is made (not taking into account any payments made during such one-year period),

               (2) one-half of the value of the participant's vested interest under the Plan, reduced by the outstanding balance of loans from the Plan to the Participant on the date the loan is made, or

               (3) the Participant's 401(k) Account, other than that portion of the 401(k) Account that is comprised of Participant loans.

               For purposes of this Section 7.12, any loan from a plan maintained by an Employer or an Affiliated Employer shall be treated as if it were a loan made from the Plan and the participant's vested interest under any such other plan shall be considered a vested interest under this Plan; provided, however, that the provisions of this paragraph shall not be applied so as to allow the amount of a loan under this Section to exceed the amount that would otherwise be permitted in the absence of this paragraph.

               (c) Any loan to a participant under the Plan shall be secured by the pledge of the portion of the Participant's interest in the Plan invested in such loan.

               (d) Each loan shall bear interest at a rate set by the Administrator, which shall be a reasonable rate of interest.

               (e) Any loan hereunder shall be repaid within five years of the date on which the loan is made; provided, however, that any loan to a participant the proceeds of which are to be used to acquire a principal residence of the Participant within a reasonable time of the granting of the loan may be repaid within ten years after the date on which the loan is made. The foregoing provision shall apply only if the Administrator receives evidence satisfactory to it, within such period as the Administrator shall prescribe, that the proceeds of the loan are being used for the purpose specified herein.

               (f) Repayment of loans shall be made by payroll deduction on a level amortization basis, with the first such deduction to be made on the pay date next following the date loan funds are disbursed; provided, however, that a participant may prepay the entire outstanding balance of his loan at any time (but may not make a partial prepayment). In the event that a payroll deduction cannot be made in full because a Participant is on an unpaid leave of absence or for any other reason, the Participant shall pay directly to the Plan the full amount that would have been deducted from his paycheck, with such payment to be made on the last business day of the month in which the amount would have been deducted.

               (g) Notwithstanding anything above to the contrary, except to the extent prohibited under applicable Department of Labor Regulations, in the event that prior to full repayment of a loan under this Section 7.12, a Participant terminates employment for any reason (including death), such loan shall become due and immediately payable, in full.

               (h) In the event that a Participant fails to make full repayment of a loan under this Section 7.12 within 15 days after the date such payment is due, a default on the loan shall occur. In the event of such a default, (i) all remaining-payments on the loan shall be immediately due and payable and (ii) the Participant shall not be entitled to any further loans from the plan. In the case of any default on a loan to a Participant, the Administrator shall apply the portion of the Participant's interest in the Plan held as security for the loan in satisfaction of the loan on the earliest possible date. In addition, the Administrator shall take any and all legal action it shall consider necessary or appropriate to enforce collection of the unpaid loan, with the costs of any legal proceeding or collection procedure to be charged to the Accounts of the Participant.

               (i) Notwithstanding anything elsewhere in the Plan to the contrary, in the event a loan is outstanding hereunder on the date of a Participant's death, his estate shall be his Beneficiary as to the portion of his interest in the Plan invested in such loan (with his Beneficiary or Beneficiaries as to the remainder of his interest in the Plan to be determined in accordance with otherwise applicable provisions of the Plan).

               (j) A request by a Participant for a loan shall be made in writing to the Administrator using the Appropriate Form and shall specify the amount and term of the requested loan and, if the term of the loan requested exceeds five years, such request shall include a statement confirming that he needs the loan for the purpose of acquiring a principal residence for himself. The Administrator shall establish rules and procedures for determining whether a loan request should be approved or denied. When determining whether a loan application should be approved, the terms and conditions of this section 7.12 shall be applied on a uniform and nondiscriminatory basis with respect to all Participants. If a Participant's request for a loan is approved by the Administrator, the Administrator shall furnish the Trustee with written instructions directing the Trustee to make the loan in cash to the Participant as promptly as practicable (but not prior to the execution by the participant of a promissory note and such other documents as the Administrator shall consider necessary in this connection).

               (k) Any loan made under this Section 7.12 shall be made pro rata from the Participant's 401(k) Contributions Account in each of the investment funds in which the Participant has an interest. In making any loan under this Section 7.12, the Trustee shall be fully entitled to rely on the instructions furnished by the Administrator, and shall be under no duty to make any inquiry or investigation with respect thereto.

               (l) A loan to a Participant shall be considered an investment of the 401(k) Contribution Account of the Participant from which the loan is made. All loan repayments shall be credited to a Participant's 401(k) Contribution Account and shall be reinvested exclusively in one or more of the investment funds in the same manner as current contributions for the Participant.

               (m) Loans under the Daedalus 401(k) Plan may be transferred to this Plan and shall be administered in accordance with the terms of such loan, to the extent consistent with applicable law. The Administrator may impose such rules or regulations as it determines appropriate to administer such transferred loans.

7.13    HARDSHIP DISTRIBUTIONS

               (a) Subject to the following provisions of this Section, each Participant may request a withdrawal of all or any portion of his 401(k) Contribution Account on account of immediate and heavy financial need (as determined by the Administrator in accordance with this Section 7.13); provided, however, that no amount in a Participant's 401(k) Contribution Account that is deemed invested in an outstanding loan to the Participant may be withdrawn. Notwithstanding the foregoing, no earnings in the Participant's 401(k) Contribution Account may be distributed under this Section 7.13. For the purposes of this Section 7.13, the term "immediate and heavy financial need" shall include the need of funds for (i) the payment of medical care provided the expenses described in Section 213(d) of the Code incurred by, or necessary (even though not yet incurred) for the treatment of, the Participant, the Participant's spouse, or any of the Participant's dependents (as defined in Section 152 of the Code), (ii) the payment of tuition for the 12 months following the date of withdrawal for post-secondary education of the Participant, the Participant's spouse, the Participant's children, or any of the Participant's dependents (as defined in Section 152 of the Code), (iii) the purchase (excluding mortgage payments) of a principal residence for the Participant, (iv) the prevention of eviction of the Participant from his principal residence or the prevention of foreclosure on the mortgage of the Participant's principal residence or
        (v) such other immediate and heavy financial emergency as determined by the Administrator pursuant to uniformly applicable guidelines and IRS Regulations. The amount of any withdrawal pursuant to this Section 7.13 shall not exceed the amount required to meet the financial emergency, but may be grossed up to take into account federal, state and local taxes that would be attributable to the withdrawal. A withdrawal by reason of an immediate and heavy financial need may be requested by a Participant only after he has (i) withdrawn all employee contributions permitted to be withdrawn under this Plan or any other plan maintained by the Employer and (ii) received all loans permitted under this Plan or under any other qualified plan maintained by the Employer or an Affiliated Employer.

               (b) A Participant shall give the Administrator written notice of a request for a withdrawal pursuant to the provisions of this Section
        7.13 in accordance with such procedures as the Administrator shall establish. In distributing a Participant's withdrawal pursuant to this
        Section 7.13 the investment fund or funds in which a Participant's 401(k) Contribution Account is invested shall be reduced on a pro rata basis. No withdrawal pursuant to this Section 7.13 shall be of an aggregate amount less than $500. In the event a Participant who has requested a withdrawal terminates service prior to the effective date (as specified below) of the withdrawal, the withdrawal request shall be void. Withdrawals shall become effective on the last business day of the month in which the Administrator receives a properly executed withdrawal form, unless a later date is requested therein, provided such request is received within the first three weeks of the month in which a withdrawal is requested. Payment of any withdrawals pursuant to this Section 7.13 shall be made solely in cash.

               (c) A Participant who makes a withdrawal pursuant to Sections
        7.13 shall be suspended from making any further 401(k) Contributions under the Plan or any other plan of the Employer for a period of 12 months, effective as of the date the withdrawal is received. Notwithstanding any other provision of the Plan, the 401(k) Contributions of a Participant made in the Plan Year following the Plan Year during which a withdrawal pursuant to Sections 7.13 was made, shall not exceed the applicable limit under Section 402(g) of the Code for such Plan Year less the amount of 401(k) Contributions made by the Participant during the Plan Year during which the withdrawal pursuant to
        Section 7.13 was made.

7.14    LIMITATIONS ON 401(K) CONTRIBUTION ACCOUNT DISTRIBUTIONS

        (a) Notwithstanding anything in the Plan to the contrary, a Participant's 401(k) Contribution Account may not be distributed earlier than upon one of the following events:

               1. The Participant's retirement, death, Disability or termination of service;
               2. The termination of the Plan without the establishment or maintenance of another defined contribution plan (other than an employee stock ownership plan or a simplified employee plan);

               3. The Participant's attainment of age 59-1/2 or upon the Participant's hardship; or

               4. The sale or disposition by the Employer to an unrelated corporation of (i) substantially all of the assets used in a trade of business or (ii) the Employer's interest in a subsidiary, but only with respect to Participants who continue employment with the acquiring corporation or the subsidiary, as the case may be, and the acquiring corporation does not maintain the Plan after the disposition.

                                  ARTICLE VIII
                                     TRUSTEE

8.1     BASIC RESPONSIBILITIES OF THE TRUSTEE

        The Trustee shall have the following categories of responsibilities:

               (a) Consistent with the "funding policy and method" determined by the Employer, to invest, manage, and control the Plan assets subject, however, to the direction of an Investment Manager if the Trustee should appoint such manager as to all or a portion of the assets of the Plan;

               (b) At the direction of the Administrator, to pay benefits required under the Plan to be paid to Participants, or, in the event of their death, to their, Beneficiaries;

               (c) To maintain records of receipts and disbursements and furnish to the Employer and/or Administrator for each Plan Year a written annual report per Section 8.7; and

               (d) If there shall be more than one Trustee, they shall act by a majority of their number, but may authorize one or more of them to sign papers on their behalf.

8.2     INVESTMENT POWERS AND DUTIES OF THE TRUSTEE

               (a) Subject to the provisions of Article V, the Trustee shall invest and reinvest the Trust Fund to keep the Trust Fund invested without distinction between principal and income and in such securities or property, real or personal, wherever situated, as the Trustee shall deem advisable, including, but not limited to, stocks, common or preferred, bonds and other evidences of indebtedness or ownership, and real estate or any interest therein. The Trustee shall at all times in making investments of the Trust Fund consider, among other factors, the short and long-term financial needs of the Plan on the basis of information furnished by the Employer. In making such investments, the Trustee shall not be restricted to securities or other property of the character expressly authorized by the applicable law for trust investments.

               (b) The Trustee may employ a bank or trust company pursuant to the terms of its usual and customary bank agency agreement, under which the duties of such bank or trust company shall be of a custodial, clerical and record-keeping nature.

               (c) In the event the Trustee invests any part of the Trust Fund, pursuant to the directions of the Administrator, in any shares of stock issued by the Employer, and the Administrator thereafter directs the Trustee to dispose of such investment, or any part thereof, under circumstances which, in the opinion of counsel for the Trustee, require registration of the securities under the Securities Act of 1933 and/or qualification of the securities under the Blue Sky laws of any state or states, then the Employer at its own expense, will take or cause to be taken any and all such action as may be necessary or appropriate to effect such registration and/or qualification.



8.3     OTHER POWERS OF THE TRUSTEE

        The Trustee, in addition to all powers and authorities under common law, statutory authority, including the Act, and other provisions of the Plan, shall have the following powers and authorities, to be exercised in the Trustee's sole discretion:

               (a) To purchase, or subscribe for, any securities or other property and to retain the same. In conjunction with the purchase of securities, margin accounts may be opened and maintained;

               (b) To sell, exchange, convey, transfer, grant options to purchase, or otherwise dispose of any securities or other property held by the Trustee, by private contract or at public auction. No person dealing with the Trustee shall be bound to see to the application of the purchase money or to inquire into the validity, expediency, or propriety of any such sale or other disposition, with or without advertisement;

               (c) To vote upon any stocks, bonds, or other securities; to give general or special proxies or powers of attorney with or without power of substitution; to exercise any conversion privileges, subscription rights or other options, and to make any payments incidental thereto; to oppose, or to consent to, or otherwise participate in, corporate reorganizations or other changes affecting corporate securities, and to delegate discretionary powers, and to pay any assessments or charges in connection therewith; and generally to exercise any of the powers of an owner with respect to stocks, bonds, securities, or other property;

               (d) To cause any securities or other property to be registered in the Trustee's own name or in the name of one or more of the Trustee's nominees, and to hold any investments in bearer form, but the books and records of the Trustee shall at all times show that all such investments are part of the Trust Fund;

               (e) To borrow or raise money for the purposes of the Plan in such amount, and upon such terms and conditions, as the Trustee shall deem advisable; and for any sum so borrowed, to issue a promissory note as Trustee, and to secure the repayment thereof by pledging all, or any part, of the Trust Fund; and no person lending money to the Trustee shall be bound to see to the application of the money lent or to inquire into the validity, expediency, or propriety of any borrowing;

               (f) To keep such portion of the Trust Fund in cash or cash balances as the Trustee may, from time to time, deem to be in the best interests of the Plan, without liability for interest thereon;

               (g) To accept and retain for such time as the Trustee may deem advisable any securities or other property received or acquired as Trustee hereunder, whether or not such securities or other property would normally be purchased as investments hereunder;

               (h) To make, execute, acknowledge, and deliver any and all documents of transfer and conveyance and any and all other instruments that may be necessary or appropriate to carry out the powers herein granted;

               (i) To settle, compromise, or submit to arbitration any claims, debts, or damages due or owing to or from the Plan, to commence or defend suits or legal or administrative proceedings, and to represent the Plan in all suits and legal and administrative proceedings;

               (j) To employ suitable agents and counsel and to pay their reasonable expenses and compensation, and such agent or counsel may or may not be agent or counsel for the Employer;

               (k) To apply for and procure from responsible insurance companies, to be selected by the Administrator, as an investment of the Trust Fund such annuity, or other Contracts (on the life of any Participant) as the Administrator shall deem proper; to exercise, at any time or from time to time, whatever rights and privileges may be granted under such annuity, or other Contracts; to collect, receive, and settle for the proceeds of all such annuity or other Contracts as and when entitled to do so under the provisions thereof;

               (l) To invest funds of the Trust in time deposits or savings accounts bearing a reasonable rate of interest in the Trustee's bank;

               (m) To invest in Treasury Bills and other forms of United States government obligations;

               (n) To invest in shares of investment companies registered under the Investment Company Act of 1940;

               (o) To deposit monies in federally insured savings accounts or certificates of deposit in banks or savings and loan associations;

               (p) To vote Company Stock as provided in Section 8.4;

               (q) To consent to or otherwise participate in reorganizations, recapitalizations, consolidations, mergers and similar transactions with respect to Company Stock or any other securities and to pay any assessments or charges in connection therewith;

               (r) To deposit such Company Stock (but only if such deposit does not violate the provisions of Section 8.4 hereof) or other securities in any voting trust, or with any protective or like committee, or with a trustee or with depositories designated thereby;

               (s) To sell or exercise any options, subscription rights and conversion privileges and to make any payments incidental. thereto;

               (t) To exercise any of the powers of an owner, with respect to such Company Stock and other securities or other property comprising the Trust Fund. The Administrator, with the Trustee's approval, may authorize the Trustee to act on any administrative matter or class of matters with respect to which direction or instruction to the Trustee by the Administrator is called for hereunder without specific direction or other instruction from the Administrator;

                (u) To sell, purchase and acquire put or call options if the options are traded on and purchased through a national securities exchange registered under the Securities Exchange Act of 1934, as amended, or, if the options are not traded on a national securities exchange, are guaranteed by a member firm of the New York Stock Exchange;

               (v) To do all such acts as shall be necessary to effect the merger of the Daedalus 401(k) Plan and the Daedalus Pension Plan into this Plan.

               (w) To do all such acts and exercise all such rights and privileges, although not specifically mentioned herein, as the Trustee may deem necessary to carry out the purposes of the Plan.

8.4     VOTING COMPANY STOCK

        The Trustee shall vote all Company Stock held by it as part of the Plan assets. Notwithstanding the foregoing, if the Employer has a registration-type class of securities, each Participant or Beneficiary shall be entitled to direct the Trustee as to the manner in which the Company Stock which is entitled to vote and which is allocated to the Participant's Account is to be voted. The Trustee shall not vote Company Stock which a Participant or Beneficiary fails to exercise pursuant to this Section. For purposes of this Section the term "registration-type class of securities" means: (A) a class of securities required to be registered under Section 12 of the Securities Exchange Act of 1934; and (B) a class of securities which would be required to be so registered except for the exemption from registration provided in subsection (g)(2)(H) of such Section 12.

8.5     DUTIES OF THE TRUSTEE REGARDING PAYMENTS

               (a) The Trustee shall make distributions from the Trust Fund at such times, to such persons and in such manner as the Administrator directs in writing. Any undistributed part of a Participant's interest in his accounts shall be retained in the Trust

        Fund until the Administrator directs its distribution. Any portion of a Participant's Account to be distributed in cash shall be paid by the Trustee mailing its check to the same person at the same address. If a dispute arises as to who is entitled to or should receive any benefit or payment, the Trustee may withhold or cause to be withheld such payment until the dispute has been resolved.

               (b) As directed by the Administrator, the Trustee shall make payments out of the Trust Fund. Such directions or instructions need not specify the purpose of the payments so directed and the Trustee shall not be responsible in any way respecting the purpose or propriety of such payments except as mandated by the Act.

               (c) In the event that any distribution or payment directed by the Administrator shall be mailed by the Trustee to the person specified in such direction at the latest address of such person filed with the Administrator, and shall be returned to the Trustee because such person cannot be located at such address, the Trustee shall promptly notify the Administrator of such return. Upon the expiration of sixty (60) days after such notification, such direction shall become void and unless and until a further direction by the Administrator is received by the Trustee with respect to such distribution or payment, the Trustee shall thereafter continue to administer the Trust as if such direction had not been made by the Administrator. The Trustee shall not be obligated to search for or ascertain the whereabouts of any such person.

8.6     TRUSTEE'S COMPENSATION AND EXPENSES AND TAXES

        The Trustee shall be paid such reasonable compensation as shall from time to time be agreed upon in writing by the Employer and the Trustee. An individual serving as Trustee who already receives full-time pay from the Employer shall not receive compensation from the Plan. In addition, the Trustee shall be reimbursed for any reasonable expenses, including reasonable counsel fees incurred by it as Trustee. Such compensation and expenses shall be paid from the Trust Fund unless paid or advanced by the Employer. All taxes of any kind and all kinds whatsoever that may be levied or assessed under existing or future laws upon, or in respect of, the Trust Fund or the income thereof, shall be paid from the Trust Fund.

8.7     ANNUAL REPORT OF THE TRUSTEE

        Within a reasonable period of time after the later of the Anniversary Date or receipt of the Employer's contribution for each Plan Year, the Trustee shall furnish to the Employer and Administrator a written statement of account with respect to the Plan Year for which such contribution was made setting forth:

               (a)    the net income, or loss, of the Trust Fund;

               (b) the gains, or losses, realized by the Trust Fund upon sales or other disposition of the assets;

               (c) the increase, or decrease, in the value of the Trust Fund;

               (d) all payments and distributions made from the Trust Fund; and

               (e) such further information as the Trustee and/or Administrator deems appropriate. The Employer, forthwith upon its receipt of each such statement of account, shall acknowledge receipt thereof in writing and advise the Trustee and/or Administrator of its approval or disapproval thereof. Failure by the Employer to disapprove any such statement of account within thirty (30) days after its receipt thereof shall be deemed an approval thereof. The approval by the Employer of any statement of account shall be binding as to all matters embraced therein as between the Employer and the Trustee to the same extent as if the account of the Trustee had been settled by judgment or decree in an action for a judicial settlement of its account in a court of competent jurisdiction in which the Trustee, the Employer and all persons having or claiming an interest in the Plan were parties; provided, however, that nothing herein contained shall deprive the Trustee of its right to have its accounts judicially settled if the Trustee so desires.

8.8     AUDIT

               (a) If an audit of the Plan's records shall be required by the Act and the regulations thereunder for any Plan Year, the Administrator shall direct the Trustee to engage on behalf of all Participants an independent qualified public accountant for that purpose. Such accountant shall, after an audit of the books and records of the Plan in accordance with generally accepted auditing standards, within a reasonable period after the close of the Plan Year, furnish to the Administrator and the Trustee a report of his audit setting forth his opinion as to whether any statements, schedules or lists that are required by Act Section 103 or the Secretary of Labor to be filed with the Plan's annual report, are presented fairly in conformity with generally accepted accounting principles applied consistently. All auditing and accounting fees shall be an expense of and may, at the election of the Administrator, be paid from the Trust Fund.

               (b) If some or all of the information necessary to enable the Administrator to comply with Act Section 103 is maintained by a bank, insurance company, or similar institution, regulated and supervised and subject to periodic examination by a state or federal agency, it shall transmit and certify the accuracy of that information to the Administrator as provided in Act Section 103(b) within one hundred twenty (120) days after the end of the Plan Year or by such other date as may be prescribed under regulations of the Secretary of Labor.

8.9     RESIGNATION, REMOVAL AND SUCCESSION OF TRUSTEE

               (a) The Trustee may resign at any time by delivering to the Employer, at least thirty (30) days before its effective date, a written notice of his resignation.

               (b) The Employer may remove the Trustee by mailing by registered or certified mail, addressed to such Trustee at his last known address, at least thirty (30) days before its effective date, a written notice of his removal.

               (c) Upon the death, resignation, incapacity, or removal of any Trustee, a successor may be appointed by the Employer; and such successor, upon accepting such appointment in writing and delivering same to the Employer, shall, without further act, become vested with all the estate, rights, powers, discretions, and duties of his predecessor with like respect as if he were originally named as a Trustee herein. Until such a successor is appointed, the remaining Trustee or Trustees shall have full authority to act under the terms of the Plan.

               (d) The Employer may designate one or more successors prior to the death, resignation, incapacity, or removal of a Trustee. In the event a successor is so designated by the Employer and accepts such designation, the successor shall, without further act, become vested with all the estate, rights, powers, discretions, and duties of his predecessor with the like effect as if he were originally named as Trustee herein immediately upon the death, resignation, incapacity, or removal of his predecessor.

               (e) Whenever any Trustee hereunder ceases to serve as such, he shall furnish to the Employer and Administrator a written statement of account with respect to the portion of the Plan Year during which he served as Trustee. This statement shall be either (i) included as part of the annual statement of account for the Plan Year required under
        Section 8.7 or (ii) set forth in a special statement. Any such special statement of account should be rendered to the Employer no later than the due date of the annual statement of account for the Plan Year. The procedures set forth in Section 8.7 for the approval by the Employer of annual statements of account shall apply to any special statement of account rendered hereunder and approval by the Employer of any such special statement in the manner provided in Section 8.7 shall have the same effect upon the statement as the Employer's approval of an annual statement of account. No successor to the Trustee shall have any duty or responsibility to investigate the acts or transactions of any predecessor who has rendered all statements of account required by
        Section 8.7 and this subparagraph.

                                   ARTICLE IX
                       AMENDMENT, TERMINATION AND MERGERS

9.1     AMENDMENT

               (a) The Plan Sponsor, by resolution of its Board of Directors, shall have the right at any time to amend the Plan, subject to the limitations of this Section. However, any amendment which affects the rights, duties or responsibilities of the Trustee and Administrator may only be made with the Trustee's and Administrator's written consent. Any such amendment shall become effective as provided therein upon its execution. The Trustee shall not be required to execute any such amendment unless the Trust provisions contained herein are a part of the Plan and the amendment affects the duties of the Trustee hereunder.

               (b) No amendment to the Plan shall be effective if it authorizes or permits any part of the Trust Fund (other than such part as is required to pay taxes and administration expenses) to be used for or diverted to any purpose other than for the exclusive benefit of the Participants or their Beneficiaries or estates; or causes any reduction in the amount credited to the account of any Participant; or causes or permits any portion of the Trust Fund to revert to or become property of the Employer.

               (c) Except as permitted by Regulations, no Plan amendment or transaction having the effect of a Plan amendment (such as a merger, plan transfer or similar transaction) shall be effective to the extent it eliminates or reduces any "Section 411(d)(6) protected benefit" or adds or modifies conditions relating to "Section 411(d)(6) protected benefits" the result of which is a further restriction on such benefit unless such protected benefits are preserved with respect to benefits accrued as of the later of the adoption date or effective date of the amendment. "Section 411(d)(6) protected benefits" are benefits described in Code Section 411(d)(6)(A), early retirement benefits and retirement-type subsidies, and optional forms of benefit. In addition, no such amendment shall have the effect of terminating the protections and rights set forth in Section 7.9, unless such termination shall then be permitted under the applicable provisions of the Code and Regulations; such a termination is currently expressly prohibited by Regulation 54.4975-11(a)(3)(ii).

               (d) Notwithstanding any provision of this Plan to the contrary, to the extent that any optional form of benefit under this Plan permits a distribution prior to the Employee's retirement, death, Disability or severance from employment, and prior to Plan termination, the optional form of benefit is not available with respect to benefits attributable to assets (including the post-transfer earnings thereon) and liabilities that are transferred, within the meaning of Code Section 414(l), or converted to (or into) this Plan from a money purchase pension plan qualified under Code Section 401(a) (other than any portion of those assets and liabilities attributable to voluntary employee contributions).

9.2     TERMINATION

               (a) The Plan Sponsor, by resolution of its Board of Directors, shall have the right at any time to terminate the Plan, which decision shall be delivered in writing to the Trustee and Administrator. Upon any full or partial termination, all amounts credited to the affected Participants' Accounts shall become 100% Vested, and all unallocated amounts shall be allocated to the accounts of all Participants in accordance with the provisions hereof.

               (b) Upon the full termination of the Plan, the Employer shall direct the distribution of the assets of the Trust Fund to Participants in a manner which is consistent with and satisfies the provisions of Sections 7.5 and 7.6. Except as permitted by Regulations, the termination of the Plan shall not result in the reduction of "Section 411(d) (6) protected benefits" in accordance with Section 9.1(c).

9.3     MERGER OR CONSOLIDATION

        This Plan and Trust may be merged or consolidated with, or its assets and/or liabilities may be transferred to any other plan and trust only if the benefits which would be received by a Participant of this Plan, in the event of a termination of the plan immediately after such transfer, merger or consolidation, are at least equal to the benefits the Participant would have received if the Plan had terminated immediately before the transfer, merger or consolidation, and such transfer, merger or consolidation does not otherwise result in the elimination or reduction of any "Section 411(d)(6) protected benefits" in accordance with Section 9.1(c).

                                    ARTICLE X
                                  MISCELLANEOUS

10.1    PARTICIPANT'S RIGHTS

        This Plan shall not be deemed to constitute a contract between the Employer and any Participant or to be a consideration or an inducement for the employment of any Participant or Employee. Nothing contained in this Plan shall be deemed to give any Participant or Employee the right to be retained in the service of the Employer or to interfere with the right of the Employer to discharge any Participant or Employee at any time regardless of the effect which such discharge shall have upon him as a Participant of this Plan.

10.2    ALIENATION

               (a) Subject to the exceptions provided below, no benefit which shall be payable out of the Trust Fund to any person (including a Participant or his Beneficiary) shall be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, or charge, and any attempt to anticipate, alienate, sell, transfer, assign, pledge, encumber, or charge the same shall be void; and no such benefit shall in any manner be liable for, or subject to, the debts, contracts, liabilities, engagements, or torts of any such person, nor shall it be subject to attachment or legal process for or against such person, and the same shall not be recognized by the Trustee, except to such extent as may be required by law.

               (b) This provision shall not apply to a "qualified domestic relations order" defined in Code Section 414(p), and those other domestic relations orders permitted to be so treated by the Administrator under the provisions of the Retirement Equity Act of 1984. The Administrator shall establish a written procedure to determine the qualified status of domestic relations orders and to administer distributions under such qualified orders. Further, to the extent provided under a "qualified domestic relations order", a former spouse of a Participant shall be treated as the spouse or surviving spouse for all purposes under the Plan.

10.3    CONSTRUCTION OF PLAN

        This Plan and Trust shall be construed and enforced according to the Act and the laws of the Commonwealth of Virginia, other than its laws respecting choice of law, to the extent not preempted by the Act.

10.4    GENDER AND NUMBER

        Wherever any words are used herein in the masculine, feminine or neuter gender, they shall be construed as though they were also used in another gender in all cases where they would so apply, and whenever any words are used herein in the singular or plural form, they shall be construed as though they were also used in the other form in all cases where they would so apply.

10.5    LEGAL ACTION

        In the event any claim, suit, or proceeding is brought regarding the Trust and/or Plan established hereunder to which the Trustee or the Administrator may be a party, and such claim, suit, or proceeding is resolved in favor of the Trustee or Administrator, they shall be entitled to be reimbursed from the Trust Fund for any and all costs, attorney's fees, and other expenses pertaining thereto incurred by them for which they shall have become liable.

10.6    PROHIBITION AGAINST DIVERSION OF FUNDS

               (a) Except as provided below and otherwise specifically permitted by law, it shall be impossible by operation of the Plan or of the Trust, by termination of either, by power of revocation or amendment, by the happening of any contingency, by collateral arrangement or by any other means, for any part of the corpus or income of any trust fund maintained pursuant to the. Plan or any funds contributed thereto to be used for, or diverted to, purposes other than the exclusive benefit of Participants, Retired Participants, or their Beneficiaries.

               (b) In the event the Employer shall make an excessive contribution under a mistake of fact pursuant to Act Section 403(c)(2)(A), the Employer may demand repayment of such excessive contribution at any time within one (1) year following the time of payment and the Trustees shall return such amount to the Employer within the one (1) year period. Earnings of the Plan attributable to the excess contributions may not be returned to the Employer but any losses attributable thereto must reduce the amount so returned.

               (c) Notwithstanding any provisions to the contrary, any contribution by the Employer to the Trust Fund is conditioned upon the deductibility of the contribution by the Employer under the Code and, to the extent any such deduction is disallowed, the Employer may, within one (1) year following the disallowance of the deduction, demand repayment of such disallowed contribution and the Trustee shall return such contribution within one (1) year following the disallowance. Earnings of the Plan attributable to the excess contribution may not be returned to the Employer, but any losses attributable thereto must reduce the amount so returned.

10.7    BONDING

        Every Fiduciary, except a bank or an insurance company, unless exempted by the Act and regulations thereunder, shall be bonded in an amount not less than 10% of the amount of the funds such Fiduciary handles; provided, however, that the minimum bond shall be $1,000 and the maximum bond, $500,000. The amount of funds handled shall be determined at the beginning of each Plan Year by the amount of funds handled by such person, group, or class to be covered and their predecessors, if any, during the preceding Plan Year, or if there is no preceding Plan Year, then by the amount of the funds to be handled during the then current year. The bond shall provide protection to the Plan against any loss by reason of acts of fraud or dishonesty by the Fiduciary alone or in connivance with others. The surety shall be a corporate surety company (as such term is used in Act Section 412(a)(2)), and the bond shall be in a form approved by the Secretary of Labor. Notwithstanding anything in the Plan to the contrary, the cost of such bonds shall be an expense of and may, at the election of the Administrator, be paid from the Trust Fund or by the Employer.

10.8    EMPLOYER'S AND TRUSTEE'S PROTECTIVE CLAUSE

        Neither the Employer nor the Trustee, nor their successors, shall be responsible for the validity of any Contract issued hereunder or for the failure on the part of the insurer to make payments provided by any such Contract, or for the action of any person which may delay payment or render a Contract null and void or unenforceable in whole or in part.

10.9    INSURER'S PROTECTIVE CLAUSE

        Any insurer who shall issue Contracts hereunder shall not have any responsibility for the validity of this Plan or for the tax or legal aspects of this Plan. The insurer shall be protected and held harmless in acting in accordance with any written direction of the Trustee, and shall have no duty to see to the application of any funds paid to the Trustee, nor be required to question any actions directed by the Trustee. Regardless of any provision of this Plan, the insurer shall not be required to take or permit any action or allow any benefit or privilege contrary to the terms of any Contract which it issues hereunder, or the rules of the insurer.

10.10   RECEIPT AND RELEASE FOR PAYMENTS

        Any payment to any Participant, his legal representative, Beneficiary, or to any guardian or committee appointed for such Participant or Beneficiary in accordance with the provisions of the Plan, shall, to the extent thereof, be in full satisfaction of all claims hereunder against the Trustee and the Employer, either of whom may require such Participant, legal representative, Beneficiary, guardian or committee, as a condition precedent to such payment, to execute a receipt and release thereof in such form as shall be determined by the Trustee or Employer.

10.11   ACTION BY THE EMPLOYER

        Whenever the Employer under the terms of the Plan is permitted or required to do or perform any act or matter or thing, it shall be done and performed by a person duly authorized by its legally constituted authority.

10.12   NAMED FIDUCIARIES AND ALLOCATION OF RESPONSIBILITY

        The "named Fiduciaries" of this Plan are (1) the Employer, (2) the Administrator and (3) the Trustee. The named Fiduciaries shall have only those specific powers, duties, responsibilities, and obligations as are specifically given them under the Plan. In general, the Employer shall have the sole responsibility for making the contributions provided for under Section 4.1; and shall have the sole authority to appoint and remove the Trustee and the Administrator; to formulate the Plan's "funding policy and method"; and to amend or terminate, in whole or in part, the Plan. The Administrator shall have the sole responsibility for the administration of the Plan, which responsibility is specifically described in the Plan. The Trustee shall have the sole responsibility of management of the assets held under the Trust, except those assets, the management of which has been assigned to an Investment Manager, who shall be solely responsible for the management of the assets assigned to it, all as specifically provided in the Plan. Each named Fiduciary warrants that any directions given, information furnished, or action taken by it shall be in accordance with the provisions of the Plan, authorizing or providing for such direction, information or action. Furthermore, each named Fiduciary may rely upon any such direction, information or action of another named Fiduciary as being proper under the Plan, and is not required under the Plan to inquire into the propriety of any such direction, information or action. It is intended under the Plan that each named Fiduciary shall be responsible for the proper exercise of its own powers, duties, responsibilities and obligations under the Plan. No named Fiduciary shall guarantee the Trust Fund in any manner against investment loss or depreciation in asset value. Any person or group may serve in more than one Fiduciary capacity. In the furtherance of their responsibilities hereunder, the "named Fiduciaries" shall be empowered to interpret the Plan and Trust and to resolve ambiguities, inconsistencies and omissions, which findings shall be binding, final and conclusive.

10.13   HEADINGS

        The headings and subheadings of this Plan have been inserted for convenience of reference and are to be ignored in any construction of the provisions hereof.

10.14   UNIFORMITY

        All provisions of this Plan shall be interpreted and applied in a uniform, nondiscriminatory manner. In the event of any conflict between the terms of this Plan and any Contract purchased hereunder, the Plan provisions shall control.

                                   ARTICLE XI
                             PARTICIPATING EMPLOYERS

11.1    ADOPTION BY OTHER EMPLOYERS

        Notwithstanding anything herein to the contrary, with the consent of the Employer and Trustee, any other corporation or entity, whether an affiliate or subsidiary or not, may adopt this

Plan and all of the provisions hereof, and participate herein and be known as a Participating Employer, by a properly executed document evidencing said intent and will of such Participating Employer.

11.2    REQUIREMENTS OF PARTICIPATING EMPLOYERS

               (a) Each such Participating Employer shall be required to use the same Trustee as provided in this Plan.

               (b) The Trustee may, but shall not be required to, commingle, hold and invest as one Trust Fund all contributions made by Participating Employers, as well as all increments thereof. However, the assets of the Plan shall, on an ongoing basis, be available to pay benefits to all Participants and Beneficiaries under the Plan without regard to the Employer or Participating Employer who contributed such assets.

               (c) The transfer of any Participant from or to an Employer participating in this Plan, whether he be an Employee of the Employer or a Participating Employer, shall not affect such Participant's rights under the Plan, and all amounts credited to such Participant's Account as well as his accumulated service time with the transferor or predecessor, and his length of participation in the Plan, shall continue to his credit.

               (d) All rights and values forfeited by termination of employment shall inure only to the benefit of the Participants of the Employer or Participating Employer by which the forfeiting Participant was employed.

               (e) Any expenses of the Trust which are to be paid by the Employer or borne by the Trust Fund shall be paid by each Participating Employer in the same proportion that the total amount standing to the credit of all Participants employed by such Employer bears to the total standing to the credit of all Participants.

11.3    DESIGNATION OF AGENT

        Each Participating Employer shall be deemed to be a party to this Plan; provided, however, that with respect to all of its relations with the Trustee and Administrator for the purpose of this Plan, each Participating Employer shall be deemed to have designated irrevocably the Employer as its agent. Unless the context of the Plan clearly indicates the contrary, the word "Employer" shall be deemed to include each Participating Employer as related to its adoption of the Plan.

11.4    EMPLOYEE TRANSFERS

        It is anticipated that an Employee may be transferred between Participating Employers, and in the event of any such transfer, the Employee involved shall carry with him his accumulated service and eligibility. No such transfer shall effect a termination of employment hereunder, and the Participating Employer to which the Employee is transferred shall thereupon become obligated hereunder with respect to such Employee in the same manner as was the Participating Employer from whom the Employee was transferred.

11.5    PARTICIPATING EMPLOYER'S CONTRIBUTION

        All contributions made by a Participating Employer, as provided for in this Plan, shall be determined separately by each Participating Employer, and shall be allocated only among the Participants eligible to share of the Employer or Participating Employer making the contribution. On the basis of the information furnished by the Administrator, the Trustee shall keep separate books and records concerning the affairs of each Participating Employer hereunder and as to the accounts and credits of the Employees of each Participating Employer. The Trustee may, but need not, register Contracts so as to evidence that a particular Participating Employer is the interested Employer hereunder, but in the event of an Employee transfer from one Participating Employer to another, the employing Employer shall immediately notify the Trustee thereof.

11.6    AMENDMENT

        Amendment of this Plan by the Employer at any time when there shall be a Participating Employer hereunder shall only be by the written action of each and every Participating Employer and with the consent of the Trustee where such consent is necessary in accordance with the terms of this Plan.

11.7    DISCONTINUANCE OF PARTICIPATION

        Any Participating Employer shall be permitted to discontinue or revoke its participation in the Plan. At the time of any such discontinuance or revocation, satisfactory evidence thereof and of any applicable conditions imposed shall be delivered to the Trustee. The Trustee shall thereafter transfer, deliver and assign Contracts and other Trust Fund assets allocable to the Participants of such Participating Employer to such new Trustee as shall have been designated by such Participating Employer, in the event that it has established a separate pension plan for its Employees, provided however, that no such transfer shall be made if the result is the elimination or reduction of any "Section 411(d)(6) protected benefits" in accordance with Section 9.1(c). If no successor is designated, the Trustee shall retain such assets for the Employees of said Participating Employer pursuant to the provisions of Article VII hereof. In no such event shall any part of the corpus or income of the Trust as it relates to such Participating Employer be used for or diverted to purposes other than for the exclusive benefit of the Employees of such Participating Employer.

11.8    ADMINISTRATOR'S AUTHORITY

        The Administrator shall have authority to make any and all necessary rules or regulations, binding upon all Participating Employers and all Participants, to effectuate the purpose of this Article.

        IN WITNESS WHEREOF, this Plan has been executed the day and year first above written.

                                                   SENSYS TECHNOLOGIES INC.

                                                   By
                                                     ---------------------------


                                                   TRUSTEES




                                                   -----------------------------
                                                   C.A. KNOERNSCHILD



                                                   -----------------------------
                                                   ROBERT R. BOWER